As filed with the Securities and Exchange Commission on August 29, 2005
Registration No. 2-28174
Investment Company Act File No. 811-01597

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/

Pre-Effective Amendment No. ___ / /

Post-Effective Amendment No. 75 /X/

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

AMENDMENT NO. ______ /X/

STEWARD FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)

5847 San Felipe, Suite 4100, Houston, TX 77057
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code (713) 260-9000

David J. Harris, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

/X/ immediately upon filing pursuant to paragraph (b).
/ / on ________________, 2005 pursuant to paragraph (b).
/ / 60 days after filing pursuant to paragraph (a)(i).
/ / on (date) pursuant to paragraph (a)(i).
/ / 75 days after filing pursuant to paragraph (a)(ii).
/ / on _____________ pursuant to paragraph (a)(ii) of Rule 485.

STEWARD FUNDS, INC.

Steward Domestic All-Cap Equity Fund

Steward Select Bond Fund

PROSPECTUS

August 29, 2005

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

Page

ABOUT THE STEWARD FUNDS

Steward Domestic All-Cap Equity Fund

Objectives and Strategies

Principal Risks

Fees and Expenses

Steward Select Bond Fund

Objectives and Strategies

Principal Risks

Fees and Expenses

Administration

YOUR ACCOUNT

Buying and Selling Shares

Share Price

Minimum Investment

Share Certificates

Telephone Transactions

Frequent Transactions

Purchasing Fund Shares

Redeeming Fund Shares

Exchanging Fund Shares

Distribution and Taxes

FOR MORE INFORMATION

Back Cover

About the Steward Funds

Values Based Investing

The Steward Funds described in this prospectus offer investors the opportunity to pursue investment goals while being consistent with cultural values favored by many Christians, but not necessarily by any particular Christian denomination. Thus, in pursuing their investment objectives, the Steward Funds apply a comprehensive set of cultural values screens to all of the investments in each portfolio ("Fund"). Among other investment restrictions, the Funds use their best efforts to avoid investing in companies that are recognized as being materially involved with pornography, abortion, alcohol, gambling or tobacco although a Fund may invest up to 5% of its gross assets in certain collective investment vehicles or derivatives that may include prohibited companies. The Funds may apply additional cultural values screening criteria that are deemed by the Advisory Committee to be consistent with cultural values favored by many Christians, although not necessarily by any particular Christian denomination. If a company already held by a Fund is added to the list of prohibited companies, the Fund will generally sell the securities of such company, although the sale may be delayed if such securities are illiquid or if the investment adviser determines that an immediate sale would have a negative tax or other effect on the Fund.

The Steward Funds

Steward Domestic All-Cap Equity Fund seeks long-term capital appreciation. The Fund pursues this objective through the use of a multiple capitalization equity investment style. The Fund invests primarily in common stocks of large, medium and small capitalization companies that represent a broad spectrum of the economy. The Fund's investment adviser is Capstone Asset Management Company ("CAMCO").

Steward Select Bond Fund seeks high current income with capital appreciation and growth of income. The Fund invests primarily in fixed income securities such as corporate bonds, mortgage-backed securities and government and agency bonds and notes. The Fund's investment adviser is CAMCO.

Classes of Shares - Each of the Funds offers two classes of shares - Individual Class shares and Institutional Class shares, which differ in terms of expenses and minimum investments. (See "Fees and Expenses" and "Buying and Selling Fund Shares," below)

Investment Objectives and Principal Investment Strategies - The investment objectives and principal investment strategies of each Fund are described on the following pages. The investment objectives of the Funds are not fundamental and may be changed without shareholder approval.

Advisory Committee and Consultant

The Funds' Board of Directors ("Board") has appointed an Advisory Committee that consults with the Board regarding the content of the Funds' cultural values screens and their application to the Funds' investment policies, as well as various other philosophical and structural matters concerning the Funds. The Chairman of the Advisory Committee is selected by the Board's Nominating Committee. The Chairman then recommends prospective members of the Advisory Committee, subject to approval by the Board, whom he or she believes are qualified to assist in fulfilling the Advisory Committee's role. Advisory Committee members serve without fee but are compensated for expenses incurred in connection with attending Fund-related meetings.

The Board has also retained Steward Fund Consultants, Inc. ("SFC") to serve as an independent source of expertise and education for the Board and the Advisory Committee regarding issues surrounding the cultural values screens. SFC is a subsidiary of Steward Financial Holdings, Inc., which is wholly owned by the Assemblies of God Foundation. SFC management pioneered the initial development of values-based investing methodology over the last decade, having started the first investment research firm exclusively dedicated to values-based investing data and analysis. For these services, SFC will receive fees from the Funds, based on their aggregate average daily net assets, at the maximum annual rate of 0.10% of the first $200 million of such assets, 0.075% of the next $200 million, 0.06% of the next $200 million, 0.05% of the next $400 million and 0.04% of aggregate assets over $1 billion.

The Board, in consultation with the Advisory Committee and SFC, has sole responsibility for approving the list of companies whose securities are prohibited investments for the Funds, for approving any changes to such list, and for assuring that such list and any such changes are provided to CAMCO. Subject to these investment prohibitions, CAMCO in its capacity as each Fund's investment adviser, not the Advisory Committee or SFC, has sole responsibility for determining which securities a Fund will buy, sell or hold.

STEWARD DOMESTIC ALL-CAP EQUITY FUND

Investment Objective: Long-Term Capital Appreciation.

Principal Investment Strategies

The Steward Domestic All-Cap Equity Fund ("Fund") pursues its investment objective through the use of a multiple capitalization equity investment style. The Fund invests primarily in common stocks of companies that represent a broad spectrum of the economy. The Fund utilizes an all market capitalization approach that allocates among the large, medium and small capitalization asset classes. The Fund seeks to outperform its benchmark, as designated by the Board from time to time, through selective allocation between large cap, mid cap and small cap securities. The benchmark selected by the Board will be a widely recognized index of large, mid and small cap securities. CAMCO, as investment adviser to the Fund, employs a three step process that combines this capitalization allocation with relative risk control, portfolio construction and the Fund's cultural values screening policies.

o First, CAMCO will determine the percentage of the Fund's assets that will be allocated to investments in each market capitalization range. These allocations will vary with market conditions.

o Second, in selecting stocks for consideration CAMCO divides the investment universe into three market capitalization classes: large, mid and small. The three capitalization classes are then screened for social restrictions, and those companies failing to meet these criteria are removed from each capitalization class.

o Finally, a relative risk controlled portfolio is constructed that represents each targeted capitalization allocation. CAMCO will attempt to match the characteristics and performance of each subcomponent capitalization class against an appropriate large, mid and small cap benchmark.

Under normal circumstances, the Fund will invest at least 80% (measured at the time of investment) of the value of its net assets, plus any borrowings for investment purposes, in domestic equity securities. The Fund will provide shareholders with at least 60 days' prior notice of any change in this policy.

Other Investment Practices

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. Government debt obligations as collateral.

From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times.

Principal Risks

Investment in the Fund involves risk. There can be no assurance that the Fund will achieve its investment objective. You can lose money on your investment in the Fund. When you sell your Fund shares, they may be worth less than you paid for them. The Fund, by itself, does not constitute a balanced investment program. The Fund may not achieve its objective if CAMCO's expectations regarding particular securities or markets are not met. The value of shares of the Fund will be influenced by market conditions as well as by the performance of the securities in which the Fund invests.

Although the Fund may invest in equity securities of companies across all market capitalizations, in the event the Fund invests more heavily in smaller companies its risks will increase and changes in its share price may become more sudden or more erratic. (See "Securities of Small Capitalization Companies," below).

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements or U.S. Government securities, including during periods during which the Fund is investing for temporary defensive purposes, the Fund's potential returns could be reduced.

Other risks of investing in the Fund are as follows:

o Cultural Values Screening Policies - In avoiding investments that are inconsistent with the Fund's cultural values screening policies, the Fund may not achieve the same level of performance as it would have without the application of the screening process. If the Fund has invested in a company that is later discovered to be in violation of the screening criteria and liquidation of that security is required, this could result in a loss to the Fund. Further, the Fund's cultural values screening policies may prevent the Fund from investing in an otherwise attractive investment opportunity.

o Equity Securities - The value of equity securities will rise and fall in response to the activities of the company that issued the securities, general market conditions and/or economic conditions.

o Value Stocks - Investments in value stocks are subject to risks that (i) their intrinsic values may never be realized by the market or (ii) such stock may turn out not to have been undervalued.\

o Selection Risk - Particular stocks selected for the Fund may under-perform the market or other funds with similar objectives.

o Growth Stocks - Growth company stocks may provide minimal dividends which could otherwise cushion stock prices in a market decline. The value of growth company stocks may rise and fall significantly based, in part, on investors' perceptions of the company, rather than on fundamental analysis of the stocks.

o Market-Oriented Investments - Market-oriented investments are generally subject to the risks associated with growth and value stocks.

o Securities of Small Capitalization Companies - Investments in smaller capitalization companies may involve greater risks because these companies generally have a limited track record. Smaller capitalization companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result of these factors, the prices of these securities can be more volatile, which may increase the volatility of the Fund's portfolio.

o Repurchase Agreements - Under a repurchase agreement, a bank or broker sells securities to the Fund and agrees to repurchase them at the Fund's cost plus interest. If the value of such securities declines and the bank or broker defaults on its repurchase obligation, the Fund could incur a loss.

o Securities Lending Risk - If a borrower of the Fund's securities fails financially, the Fund's recovery of the loaned securities may be delayed or the Fund may lose its rights to the collateral, which could result in a loss to the Fund.

o Investment in Other Investment Companies - The Fund may invest in shares of other investment companies ("funds"). The Fund bears a proportional share of the expenses of such other funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such other funds' investment advisory fees, although the fees paid by the Fund to CAMCO will not be proportionally reduced.

o Issuer Risk - The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

o Management Risk - The Fund is subject to management risk because it is an actively managed investment portfolio. CAMCO will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Portfolio Holdings

A description of the Fund's policies and procedures regarding disclosure of its portfolio securities is available in the Funds' Statement of Additional Information dated August 29, 2005.

Past Performance

The following information illustrates the past performance of the Fund. You should remember that past performance does not necessarily indicate how a Fund will perform in the future.

STEWARD DOMESTIC ALL-CAP EQUITY FUND

Total Return for Institutional Class Shares Since Inception of the Fund (October 1, 2004) as of April 30, 2005: 2.37%
Best Quarter:	4th Quarter 2004 - 7.86%
Worst Quarter:	1st Quarter 2005 - (1.88)%

The total return of Individual Class shares of the Fund will vary from the total return of Institutional Class shares listed above because the Individual Class has a higher expense ratio. The return of the Standard & Poor's 1500 Supercomposite Index (a broad-based capitalization-weighted index of 1500 U.S. companies that is comprised of the S&P 400, the S&P 500 and the S&P 600) during the period from October 1, 2004 to April 30, 2005 is 5.06%. This information is intended to provide some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. No average annual total return information is provided for the Fund because the Fund has operated for less than one year as of April 30, 2005.

Fees and Expenses

This table describes the fees and expenses you will pay if you invest in the Steward Domestic All-Cap Equity Fund. As you can see, the only fee that is charged directly to shareholders is the 2% Redemption Fee. This fee is charged to certain redeeming shareholders and paid directly to the Fund. Shareholders of the Fund do, however, bear indirectly a portion of the Fund's annual operating expenses.

FEE TABLE

Shareholder Fees (fees paid directly from your investment)*

	Individual Class	Institutional Class
Maximum front-end sales charge	None	None
Maximum deferred sales charge	None	None
Maximum sales charge on reinvested dividends and distributions	None	None
Redemption fee**	2%	2%
Exchange fee	None	None
Maximum account fee	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Individual Class	Institutional Class
Management fees	0.15%	0.15%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses***	0.81%	0.81%
Total Annual Fund Operating Expenses	1.21%	0.96%

* In addition to the other fees specified in this Fee Table, commencing on or about December 1, 2005 and on or about December 1 of each year thereafter, an annual $12 fee will be deducted from each shareholder account in the Fund that, on the day the fee is deducted, has been open for more than one year and has a net asset value of less than $200. The fee will apply separately to each account in the Fund that meets such criteria.

** The redemption fee is applied to redemptions within 5 days of purchase. The redemption fee will not be applied to redemptions of shares acquired through the reinvestment of dividends or distributions. For purposes of calculating the fee, shares purchased through the reinvestment of dividends and distributions will be redeemed first, followed by shares held the longest. The Fund may waive the fee for redemptions by certain institutional accounts and by certain tax-exempt retirement plans. All redemption fees will be paid to the Fund and will help offset brokerage commissions, odd-lot premiums, and other administrative costs associated with short-term trading.

*** "Other Expenses" are estimated based on actual amounts incurred from inception on October 1, 2004 to April 30, 2005.

Example: This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Individual Class	$123	$384	$665	$1,466
Institutional Class	$98	$306	$531	$1,178

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Individual Class	$123	$384	$665	$1,466
Institutional Class	$98	$306	$531	$1,178

STEWARD SELECT BOND FUND

Investment Objective: To provide high current income with capital appreciation and growth of income.

Principal Investment Strategies

The Steward Select Bond Fund ("Fund") invests primarily in fixed income securities such as corporate bonds, mortgage-backed securities and government and agency bonds and notes, subject to limitations of the Fund's cultural values screening policies. Normally, the Fund will invest at least 80% (measured at the time of investment) of its net assets, plus any borrowings for investment purposes, in these types of instruments. The Fund will give shareholders at least 60 days' prior written notice of any change in this policy. The Fund may also invest in other investment companies. The Fund may invest up to 15% of assets in illiquid securities which are likely to consist primarily of debt securities issued by one or more real estate investment trusts invested principally in mortgages of churches, colleges, schools and other non-profit organizations.

In an effort to achieve the Fund's stated objective CAMCO will:

o Monitor economic, demographic and political indicators to identify short-term and long-term trends in interest rates.

o Determine the appropriate maturity/duration range for the Fund relative to the market. The Fund's target range is to be within 20% of the maturity/duration of the Fund's benchmark index. The benchmark index, selected from time to time by the Fund's Board, is currently the Lehman Brothers Aggregate Bond Index.

o Provide diversification through investment in multiple industry and asset sectors.

o Invest primarily in securities rated investment grade (Baa/BBB or better) by Moody's or Standard and Poor's or those of comparable quality as determined by CAMCO. Obligations rated BBB or Baa may have speculative characteristics and changes in economic conditions or other circumstances may cause the issuer of such obligation to have a weakened capacity to make principal and interest payments relative to higher grade bonds.

The Fund will normally sell a security when it no longer represents a good value, when more attractive risk/return potential exists in an alternative position, or when the security no longer fits within the strategy of the portfolio.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. Government debt obligations as collateral.

From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times.

Principal Risks

Investment in the Fund involves risk. There can be no assurance that the Fund will achieve its investment objective. You can lose money on your investment in the Fund. When you sell your Fund shares, they may be worth less than you paid for them. The Fund, by itself, does not constitute a balanced investment program. The value of shares of the Fund will be influenced by market conditions as well as by the value of the securities in which the Fund invests.

The Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency.

Other principal risks of investing in the Fund which could adversely affect its net asset value, yield and total return are as follows:

o Cultural Values Screening Policies - In avoiding investments that are inconsistent with the Fund's cultural values screening policies, the Fund may not achieve the same level of performance as it would have without the application of the screening process. If the Fund has invested in a company that is later discovered to be in violation of the screening criteria and liquidation of that security is required, this could result in a loss to the Fund. Further, the cultural values screening policies may prevent the Fund from investing in an otherwise attractive investment opportunity.

o Fixed-Income Securities - Prices of fixed-income securities rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of fixed-income securities fall. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration. There is also a risk that fixed income securities will be downgraded in credit rating or go into default. Lower-rated bonds, and bonds with longer final maturities, generally have higher credit risks.

o Instruments of Foreign Banks and Branches and Foreign Corporations, Including Yankee Bonds - Non-U.S. corporations and banks issuing dollar-denominated instruments in the United States are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This adds to the analytical complexity of these securities and may increase the possibility that a non-U.S. corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments.

o Repurchase Agreements - Under a repurchase agreement, a bank or broker sells securities to the Fund and agrees to repurchase them at the Fund's cost plus interest. If the value of such securities declines and the bank or broker defaults on its repurchase obligation, the Fund could incur a loss.

o Securities Lending Risk - If a borrower of the Fund's securities fails financially, the Fund's recovery of the loaned securities may be delayed or the Fund may lose its rights to the collateral, which could result in a loss to the Fund.

o Investment in Other Investment Companies or Real Estate Investment Trusts - The Fund may invest in shares of other investment companies or real estate investment trusts ("funds"). The Fund bears a proportional share of the expenses of such other funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such other funds' investment advisory fees, although the fees paid by the Fund to CAMCO will not be proportionally reduced.

o Investment in Illiquid Investments - Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund's investments in illiquid securities may reduce the Fund's returns because the Fund may be unable to sell the illiquid securities at an advantageous time or price. When the Fund owns mortgage-related illiquid securities, there is additional risk arising from the illiquidity of the underlying real estate collateral for such securities. (See also "Mortgage Risk," below.)

o Issuer Risk - The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

o Mortgage Risk - When the Fund purchases mortgage-related securities, it is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility if it holds mortgage-related securities. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because it will have to reinvest that money at the lower prevailing interest rates.

o Management Risk - The Fund is subject to management risk because it is an actively managed investment portfolio. CAMCO will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Portfolio Holdings

A description of the Fund's policies and procedures regarding disclosure of its portfolio securities is available in the Funds' Statement of Additional Information dated August 29, 2005.

Past Performance

The following information illustrates the past performance of the Fund. You should remember that past performance does not necessarily indicate how a Fund will perform in the future.

STEWARD SELECT BOND FUND

Total Return for Institutional Class Shares Since Inception of the Fund (October 1, 2004) as of April 30, 2005: 0.25%
Best Quarter:	4th Quarter 2004 - 0.00%
Worst Quarter:	1st Quarter 2005 - (1.01)%

The total return of Individual Class shares of the Fund will vary from the total return of Institutional Class shares listed above because the Individual Class has a higher expense ratio. The return of the Lehman Brothers Aggregate Bond Index (an index, with income reinvested, representative of securities of Lehman Brothers Government/Corporate Bond, Mortgage-Backed Securities and Asset-Backed Securities Indices) during the period from October 1, 2004 to April 30, 2005 is 1.83%. This information is intended to provide some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. No average annual total return information is provided for the Fund because the Fund has operated for less than one year as of April 30, 2005.

Fees and Expenses

This table describes the fees and expenses you will pay if you invest in the Steward Select Bond Fund. As you can see, the only fee that is charged directly to shareholders is the 2% Redemption Fee. This fee is charged to certain redeeming shareholders and paid directly to the Fund. Shareholders of the Fund do, however, bear indirectly a portion of the Fund's annual operating expenses.

FEE TABLE

Shareholder Fees (fees paid directly from your investment)*

	Individual Class	Institutional Class
Maximum front-end sales charge	None	None
Maximum deferred sales charge	None	None
Maximum sales charge on reinvested dividends and distributions	None	None
Redemption fee**	2%	2%
Exchange fee	None	None
Maximum account fee	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Individual Class	Institutional Class
Management fees	0.25%	0.25%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses***	0.57%	0.57%
Total Annual Fund Operating Expenses	1.07%	0.82%

* In addition to the other fees specified in this Fee Table, commencing on or about December 1, 2005 and on or about December 1 of each year thereafter, an annual $12 fee will be deducted from each shareholder account in the Fund that, on the day the fee is deducted, has been open for more than one year and has a net asset value of less than $200. The fee will apply separately to each account in the Fund that meets such criteria.

** The redemption fee is applied to redemptions within 5 days of purchase. The redemption fee will not be applied to redemptions of shares acquired through the reinvestment of dividends or distributions. For purposes of calculating the fee, shares purchased through the reinvestment of dividends and distributions will be redeemed first, followed by shares held the longest. The Fund may waive the fee for redemptions by certain institutional accounts and by certain tax-exempt retirement plans. All redemption fees will be paid to the Fund and will help offset brokerage commissions, odd-lot premiums, and other administrative costs associated with short-term trading.

*** "Other Expenses" are estimated based on actual amounts incurred from inception on October 1, 2004 to April 30, 2005.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Individual Class	$109	$340	$590	$1,306
Institutional Class	$84	$262	$455	$1,014

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Individual Class	$109	$340	$590	$1,306
Institutional Class	$84	$262	$455	$1,014

Management

Investment Adviser

Capstone Asset Management Company ("CAMCO"), a wholly-owned subsidiary of Capstone Financial Services, Inc. that is located at 5847 San Felipe, Suite 4100, Houston, Texas 77057, acts as investment adviser for Steward Domestic All-Cap Equity Fund and the Steward Select Bond Fund. CAMCO provides investment management and administrative services to other mutual funds, and provides investment management services to pension and profit-sharing accounts, corporations and individuals. As of the date of this prospectus, CAMCO manages assets in excess of $3.0 billion. As compensation for its services as investment adviser, Steward Domestic All-Cap Equity Fund pays CAMCO, on a monthly basis, an investment advisory fee calculated at the annual rate of 0.15% on the first $500 million. The rate declines to 0.125% on the next $500 million of average daily net assets, and to 0.10% on average daily net assets in excess of $1 billion. As compensation for its services as investment adviser, the Steward Select Bond Fund pays CAMCO, on a monthly basis, an investment advisory fee calculated at the annual rate of .25% on the first $500 million. The rate declines to 0.20% on the next $500 million, and to 0.175% on average daily net assets in excess of $1 billion.

A discussion of the basis for the Board's approval of the Funds' investment advisory contract with CAMCO is contained in the Fund's annual report for the period ended April 30, 2005.

Portfolio Manager

The Portfolio Manager for the Steward Domestic All-Cap Equity Fund is Dan Watson, PhD. Mr. Watson is a co-founder of Capstone Asset Management Company (organized in 1983) and is the Chairman of the Investment Policy Committee. He received his PhD and MA from Rice University and MS and BA from Baylor University. Dan began his career in 1971 and has over 30 years of experience in the financial service industry.

The Portfolio Manager for the Steward Select Bond Fund is Edward L. Jaroski. Mr. Jaroski is a co-founder of Capstone Asset Management Company and that firm's President & Chief Executive Officer. He received his BBA from Temple University and has achieved the professional designations of Chartered Life Underwriter (CLU), Chartered Financial Consultant (ChFC) and Fellow Life Management Institute (FLMI). Mr. Jaroski began his career in 1969 and has over 35 years of experience in the financial service industry.

The Funds' Statement of Additional Information provides additional information about each Portfolio Manager's compensation, other accounts managed by such Portfolio Manager, and such Portfolio Manager's ownership of securities in the Fund for which he provides portfolio management services.

Administrator

CAMCO acts as administrator for each Fund. For its services as administrator, CAMCO receives a monthly fee from each Fund calculated at the annual rate of 0.075% on the first $500 million of the Funds' average daily net assets. The rate declines to 0.06% on the next $500 million and to 0.05% on average daily net assets in excess of $1.0 billion.

Buying and Selling Fund Shares

Share Price

The purchase and redemption price for shares of each class of a Fund is the per share net asset value ("NAV") for that class that is next determined after your purchase or sale order is received by the Fund, transfer agent or authorized dealer. NAV is generally calculated as of the close of regular trading on the New York Stock Exchange ("Exchange"), normally 4:00 p.m. Eastern Time, on each day the Exchange is open for trading, provided that certain derivatives are priced as of 4:15 p.m. Eastern Time. The Funds do not price their shares on days the Exchange is closed for trading -- normally, weekends, national holidays and Good Friday. In addition to days the Exchange is closed for trading, Steward Select Bond Fund does not price its shares on days the bond markets are closed for trading. Such additional days are normally Columbus Day and Veteran's Day. NAV of a class reflects the aggregate assets less the liabilities attributable to that class. The price of equity securities is determined by (i) valuing securities listed on an exchange at the last reported sale price, or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) by valuing securities traded on the NASDAQ market, at the Nasdaq Official Closing Price, if available, otherwise at the last reported sale price, or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing other equity securities at the mean between the last reported bid and asked prices and (iv) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Board.

Debt securities (other than short-term obligations) including listed issues, are valued at the bid price on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term securities (those with remaining maturities of 60 days or less) are valued at amortized cost. Each of these methods has been determined in good faith by the Board to represent fair value for the affected securities.

In the event a price for a particular security is not available, or the available price is believed by CAMCO to be inaccurate, the security will be priced at its fair value in accordance with procedures approved by the Board which in certain cases require involvement of a Valuation Committee of the Board. It cannot be assured that any such fair value determination represents the price at which the particular securities could be sold during the period in which such fair value prices are used to determine the value of the Fund's assets. Thus, during periods when one or more of a Fund's securities are valued at fair value, there is the risk that sales and redemptions of Fund shares at prices based on these values may dilute or increase the economic interests of remaining shareholders.

The Funds generally invest in U.S. securities. However, a Fund may occasionally invest in a non-U.S. security that trades in a foreign market where closing prices are established prior to the time closing prices are established for U.S.-traded securities. If an event were to occur after the value of a Fund portfolio security was so established but before the Fund's net asset value per share is determined that is likely to change materially the value of said portfolio security and therefore change the Fund's net asset value, the Fund investment would be valued in accordance with fair value procedures established by the Board. Additionally, because non-U.S. markets may be open on days and at times when U.S. markets are closed, the value of shares of a Fund that invests in such securities can change on days when shareholders are not able to buy or sell Fund shares.

Minimum Investment

Individual Class shares - The minimum initial investment is $200 per Fund, except for continuous investment plans which have no minimum. There is no minimum for subsequent purchases, except that the minimum for subsequent telephone purchase per Fund is $1,000.

Institutional Class shares - The minimum initial aggregate investment in the Funds is $100,000 with no minimum per Fund, except that for Charitable Trusts or Grantor Trusts for which a charitable organization serves as trustee, the minimum initial per Fund investment is $25,000. The minimum subsequent per Fund investment is $1,000, except that the minimum per Fund subsequent telephone purchase is $50,000.

The foregoing minimum investment requirements may be waived in the case of certain third-party subaccounting arrangements.

Share Certificates

The Funds will not issue certificates representing shares.

Telephone Transactions

Unless declined on the Investment Application, the Funds are authorized to accept orders for additional purchases, redemptions and exchanges by phone. You will be liable for any fraudulent order as long as the Funds have taken reasonable steps to assure that the order was proper. Also note that, during unusual market conditions, you may experience delays in placing telephone orders. In that event, you should try one of the alternative procedures described below.

Purchasing Fund Shares

You may use any of the following methods to purchase Fund shares:

Through Authorized Dealers. You may place your order through any dealer authorized to take orders for the Funds. If the order is received by the authorized dealer by 4:00 p.m. Eastern Time, you will receive that day's NAV. Orders received subsequent to 4:00 p.m. Eastern Time will receive the NAV per share next determined. It is the dealer's responsibility to transmit orders timely.

Through the Distributor. You may place orders directly with the Funds' distributor by mailing a completed Investment Application with a check or other negotiable bank draft payable to Steward Funds, Inc., to the Funds' Transfer Agent:

Transfer Agent's Address
Steward Funds, Inc.
c/o BISYS Fund Services
P.O. Box 183004
Columbus, OH 43218-3004

Remember to make your check in an amount no less than any applicable minimum noted above. Payment for all orders must be received by the Transfer Agent within three business days after the order was placed or you will be liable for any losses resulting from your purchase order. Checks from third parties will not be accepted. Subsequent investments may be mailed to the same address. Confirmations of each purchase and transaction in the account are sent to the shareholder's address of record.

Investing By Wire Transfer. You may purchase shares by wire transfer if you have an account with a commercial bank that is a member of the Federal Reserve System. Your bank may charge a fee for this service.

For an initial investment by wire transfer, you must first call the Funds' Transfer Agent at 1-800-695-3208 to be assigned a Fund account number and to receive wire instructions.

You must follow up your wire transfer with a completed Investment Application. An application may be obtained by calling 1-800-262-6631 or by visiting the Funds' website at www.Stewardmutualfunds.com. Mail the application to the Transfer Agent's address (see above).

Subsequent investments may also be made by wire transfer at any time by following the above procedures. The wire transfer must include your name and your Fund account number.

Telephone Investment

After you have opened your account, you may make additional investments by telephone unless you declined that option on your Investment Application. You may place a telephone order by calling the Transfer Agent at 1-800-695-3208.

The minimum telephone purchase for Individual Class shares is $1,000 and the maximum is five times the NAV of your shares held, for which payment has been received, on the day preceding your order. For Institutional Class shares, the minimum telephone purchase is $50,000 and the maximum is five times the NAV of your shares held, for which payment has been received, on the day preceding your order.

Your telephone purchase will be priced at the NAV next determined after your call. Payment for your order must be received within three business days. Mail your payment to the Transfer Agent's address (see above). If your payment is not received within three business days, you will be liable for any losses caused by your purchase.

Electronic Purchases

If your bank is a U.S. bank that participates in the Automated Clearing House (ACH), you may elect to make subsequent investments through ACH. Complete the Banking Services option on the Investment Application or call 1-800-695-3208. Your account can generally be set up for electronic purchases within 15 days. Your bank or broker may charge for this service.

Wire transfers (see "Investing by Wire Transfer," above) allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through ACH and may take up to eight days to clear. There is generally no fee for ACH transactions.

Pre-Authorized Investment

If you hold or are purchasing Individual Class shares, you may arrange to make regular monthly investments of at least $25 automatically from your bank account by completing the Automatic Investment Plan option on the Investment Application.

Tax-Deferred Retirement Plans

Fund shares may be used for virtually all types of tax-deferred retirement plans, including traditional and Roth Individual Retirement Accounts ("IRAs"), Coverdell Education Savings Accounts and Simplified Employee Pension Plans. For more information, call 1-800-262-6631.

Frequent Transactions

Short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. It is therefore the policy of the Funds to prevent and detect trading activity of Fund shareholders that could be detrimental to other Fund shareholders. The Funds' Board has therefore adopted policies and procedures designed to discourage frequent purchases and redemptions by Fund shareholders, primarily through the imposition of a redemption fee on short-term trades. A redemption fee equal to 2% of the amount redeemed will be applied to certain redemptions (including in connection with exchanges) of Fund shares within 5 days of purchase. (See "Redemption Fees," below.) These policies and procedures may be amended or terminated at any time. Changes will be disclosed in an amendment or supplement to the Funds' Prospectus.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person that opens a new account:

o Name;

o Date of birth (for individuals);

o Residential or business street address (although post office boxes are still permitted for mailing); and

o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identify by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Redeeming Fund Shares

The price to sell one share of each Fund is the Fund's NAV. A 2% redemption fee is applied for certain redemptions or exchanges within 5 days of purchase. (See "Redemption Fees," below.)

You may redeem your Fund shares on any business day using one of the following procedures:

Through Authorized Dealers - You may request a redemption through any broker-dealer authorized to take orders for the Fund. The broker-dealer will place the redemption order by telephone or telegraph directly with the Funds' distributor and your share price will be the NAV next determined after the order is received. Provided a redemption is more than 5 days from purchase of the particular shares (see "Redemption Fee," below), the Funds do not charge a fee for these redemptions, but a dealer may impose a charge for this service. Redemption proceeds will be paid within three days after the Transfer Agent receives a redemption order in proper form.

Through the Distributor - You may redeem your Fund shares by writing to the Transfer Agent's address (see "Purchasing Fund Shares," above). You will generally receive a check for your redemption amount within a week after your check is received. Except for redemptions within 5 days of purchase (see "Redemption Fees," below), the Funds do not charge any fee for redemptions. If you request the proceeds to be sent to your address of record, you generally will not need a signature guarantee. A signature guarantee will be required if:

o you want the proceeds mailed to a different address or to be paid to someone other than the record owner; or

o you want to transfer ownership of the shares.

Signature Guarantee - A signature guarantee can be provided by most banks, broker-dealers and savings associations, as well as by some credit unions.

Redemption of Shares Purchased by Check - Redemptions of amounts purchased by check may be withheld until the purchase check has cleared, which may take up to 15 days from the purchase date.

Redemption Fees

For shares that are redeemed within 5 days of purchase (including redemptions in connection with exchanges), a fee of 2% of the amount redeemed will be imposed. The fee is calculated on the net asset value of the shares being redeemed and is deducted from the redemption proceeds. The redemption fee will not be applied to redemptions of shares acquired through the reinvestment of dividends or distributions. For purposes of calculating the fee, shares purchased through the reinvestment of dividends and distributions will be redeemed first, followed by shares held the longest. The fee will not apply to certain types of accounts, such as omnibus accounts, retirement plan accounts and other accounts to which application of the redemption fee is not technologically feasible. The fee may also not apply to redemptions that do not indicate market timing strategies, such as redemptions of shares through automatic non-discretionary rebalancing programs, systematic withdrawal plans, redemptions requested within 5 days following the death or disability of the shareholder (or, if a trust, its beneficiary), and redemptions requested pursuant to minimum required distributions from retirement plans or redemptions initiated by a Fund. All redemption fees will be paid to the Fund and will help offset brokerage commissions, market impact and other costs associated with short-term trading.

Expedited Redemption

If you want to redeem at least $1000 of Fund shares and have not declined banking services on the Investment Application currently on file with the Transfer Agent, you may request that your redemption proceeds be mailed or wired to a broker-dealer or commercial bank that you previously designated on the Investment Application by calling the Transfer Agent at 1-800-695-3208. Redemption proceeds will be forwarded the next day to the designated entity. You are urged to place your redemption request early in the day to permit efficient management of the Funds' cash reserves. The Funds do not impose a special fee for this service (but see "Redemption Fees," above). However, they (and their service providers) reserve the right to modify or not to offer this service in the future. They will attempt to give shareholders reasonable notice of any such change.

Systematic Withdrawal

If you hold Individual Class shares, you may arrange for periodic withdrawals of $50 or more if you have invested at least $5,000 in a Fund. Your withdrawals under this plan may be monthly, quarterly, semi-annually or annually. If you elect this plan, you must elect to have all your dividends and distributions reinvested in shares of the particular Fund. Note that payments under this plan come from redemptions of your Fund shares. The payments do not represent a yield from a Fund and may be a return of capital, thus depleting your investment. Payments under this plan will terminate when all your shares have been redeemed. The number of payments you receive will depend on the size of your investment, the amount and frequency of your withdrawals, and the yield and share price of the Fund, which can be expected to fluctuate.

You may terminate this plan at any time by writing to the Transfer Agent. You continue to have the right to redeem your shares at any time. The cost of the plan is borne by the Funds and there is no direct charge to you.

Redemption in Kind

If you request a redemption in excess of $1 million, each Fund reserves the right to pay any portion of the redemption proceeds in securities from the Fund's portfolio rather than in cash, in accordance with applicable legal requirements. In that case, you will bear any brokerage costs imposed when you sell those securities and you will bear the market risk on those securities until you sell them.

Redemption Suspensions or Delays

Although you may normally redeem your shares at any time, redemptions may not be permitted at times when the New York Stock Exchange is closed for unusual circumstances, or when the Securities and Exchange Commission allows redemptions to be suspended.

Redemption of Small Accounts

Because it is costly to other shareholders of a Fund to maintain small accounts, each of the Funds reserves the right to automatically redeem shares and close your account when it falls below the applicable minimum specified under "Minimum Investment," above, due to your redemptions or exchanges. Before a Fund automatically redeems your account, you will be notified and given 60 days in which to make additional investments sufficient to bring your account to the required minimum and thus avoid having your shares redeemed. An automatic redemption, as a sale of your Fund shares, may have tax consequences.

Exchanging Fund Shares (See also "Redeeming Fund Shares")

You may exchange your shares of a Steward Fund for shares of the same class of another Steward Fund at a price based on the respective NAVs of each Fund. There is no sales charge or other fee. (But see "Redemption Fees," above.) Please read the information in the Funds' prospectus concerning the Fund into which you wish to exchange. Your exchange must satisfy the applicable minimum investment and other requirements for the class of shares of the Fund into which you wish to exchange. The Fund into which you are exchanging must be available for sale in your state, and the exchange privilege may be amended or terminated upon 60 days' notice to shareholders.

You may place an exchange order by:

o mailing your exchange order to the Transfer Agent's address.

o telephoning 1-800-695-3208. Telephone exchange orders may be placed from 8:00 a.m. to 4:00 p.m. Eastern Time on any business day. You may decline this option on the Investment Application.

Remember that your exchange involves a sale of shares, with possible tax consequences. See "Dividends, Distributions and Taxes," below.

Dividends, Distributions and Taxes

Dividends and Distributions

Each Fund distributes substantially all of its net investment income and net realized capital gains to shareholders each year, and pays its dividends and other distributions in additional shares of the Fund, with no sales charge. However, you may elect on the Investment Application to:

Option # 1 -- receive income dividends in cash and capital gain distributions in additional Fund shares; or

Option # 2 -- receive all dividend and capital gain distributions in cash; or

Option # 3 -- receive capital gain distributions in cash and income dividends in additional shares.

Each Fund intends to declare and pay these dividends quarterly. Capital gains, if any, will be paid at least annually, generally in December.

Tax Treatment of Dividends, Distributions and Redemptions

If you hold shares through a tax-deferred account (such as a retirement plan), you generally will not owe tax until you receive a distribution from the account.

If you are a taxable investor, you will generally be subject to federal income tax each year on dividend and distribution payments you receive from the Funds, as well as on any gain realized when you sell (redeem) or exchange shares of a Fund. This is true whether you reinvest your distributions in additional shares or receive them in cash. Any long-term capital gains distributed by a Fund are taxable to you as long-term capital gains no matter how long you have owned your shares.

When you sell or exchange shares, you may have a capital gain or loss. The tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares. Any loss you incur if you sell or exchange shares that you have held for six months or less will be treated as a long-term capital loss, but only to the extent that the Fund has paid you long-term capital gain dividends with respect to those shares during that period.

The Funds will notify you each year, generally in January, which amounts of your dividend and distribution payments are subject to taxation as ordinary income or as long-term capital gain. Distributions that are declared in December but paid in January are taxable as if they were paid in December. The Funds make no representation or warranty as to the amount or variability of each Fund's capital gain distributions, which may vary as a function of several factors including, but not limited to, prevailing dividend yield levels, general market conditions and shareholders' redemption patterns.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax.

By law, a Fund must withhold the legally required amount of your distributions and proceeds if you do not provide your correct taxpayer identification number, or certify that such number is correct, or if the IRS instructs the Fund to do so.

THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY. YOU SHOULD CONSULT YOUR OWN TAX ADVISER CONCERNING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN A FUND.

Additional information on these and other tax matters relating to each Fund and its shareholders is included in the section entitled "TAXES" in the Statement of Additional Information.

Financial Highlights

&#The following highlights tables are intended to help you understand the Funds' financial performance since they commenced operations on October 1, 2004. The "Per Share Data" reflects financial results for a single Fund share. The "Total Return" numbers represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the period ended April 30, 2005 has been audited by Briggs, Bunting & Dougherty, LLP whose report, along with each Fund's financial statements, are included in the Funds' annual report for the fiscal year ended April 30, 2005, which is available on request.

Steward Funds, Inc.
Financial Highlights
Domestic All-Cap Equity Fund

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for each period indicated.

	Individual Class		Institutional Class
	Period Ended		Period Ended
	April 30, 2005 (a)		April 30, 2005 (a)

Net Asset Value, Beginning of Period	$ 25.00		$ 25.00

Investment Operations:
Net investment income	0.12		0.14
Net realized and unrealized gain on investments	0.45		0.46
Total from investment operations	0.57		0.60

Distributions from:
Net investment income	(0.10)		(0.13)
Total distributions	(0.10)		(0.13)

Net Asset Value, End of Period	$ 25.47		$ 25.47

Total Return	2.30%	(b)	2.37%	(b)

Ratios/Supplementary Data:
Net Assets, end of period (in 000's)	$2,896		$67,835
Ratio of expenses to average net assets	1.21%	(c)	0.96%	(c)
Ratio of net investment income to average net assets	0.69%	(c)	0.93%	(c)
Portfolio turnover rate *	15.93%	(c)	15.93%	(c)

(a) For the period from October 1, 2004 (commencement of operations) through April 30, 2005.
(b) Not annualized.
(c) Annualized.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

Steward Funds, Inc.
Financial Highlights
Steward Select Bond Fund

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for each period indicated.

	Individual Class		Institutional Class
	Period Ended		Period Ended
	April 30, 2005 (a)		April 30, 2005 (a)

Net Asset Value, Beginning of Period	$ 25.00		$ 25.00

Investment Operations:
Net investment income	0.43	(d)	0.46	(d)
Net realized and unrealized (loss) on investments	(0.40)		(0.40)
Total from investment operations	0.03		0.06

Distributions from:
Net investment income	(0.29)		(0.32)
Net realized gains	(0.01)		(0.01)
Total distributions	(0.30)		(0.33)

Net Asset Value, End of Period	$ 24.73		$ 24.73

Total Return	0.14%	(b)	0.25%	(b)

Ratios/Supplementary Data:
Net Assets, end of period (in 000's)	$3,050		$92,265
Ratio of expenses to average net assets	1.07%	(c)	0.82%	(c)
Ratio of net investment income to average net assets	2.92%	(c)	3.17%	(c)
Portfolio turnover rate *	44.13%		44.13%

(a) For the period from October 1, 2004 (commencement of operations) through April 30, 2005.
(b) Not annualized.
(c) Annualized.
(d) Computed using average shares outstanding throughout the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

How to Get More Information

Further information about the Funds is contained in:

o The Statement of Additional Information ("SAI"). The SAI contains more detail about some of the matters discussed in this Prospectus. The SAI is incorporated into the Prospectus by reference.

o Annual and Semi-Annual Reports about the Funds describe their performance and list their portfolio securities. They also include letters from Fund management describing each Fund's investment strategies and discussing market conditions and trends and their implications for the Funds.

You may obtain free copies of the SAI, reports or other information about the Funds or your account by calling 1-800-262-6631. You may also visit the Funds' website at http://www.stewardmutualfunds.com, where it is intended that this information will be available on a going-forward basis.

You may also get free copies of the SAI, reports or other information about the Funds directly from the Securities and Exchange Commission ("SEC") by:

o Visiting the SEC's public reference room. (Call 1-202-942-8090 or e-mail publicinfo@sec.gov for information).

o Sending a written request, plus a duplicating fee, to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by e-mail to publicinfo@sec.gov.

o Visiting the SEC's EDGAR database on its website - http://www.sec.gov.

The Funds' Investment Company Act File Number with the SEC is: 811-01597.

STEWARD DOMESTIC ALL-CAP EQUITY FUND

STEWARD SELECT BOND FUND

EACH A SERIES OF STEWARD FUNDS, INC.

STATEMENT OF ADDITIONAL INFORMATION

August 29, 2005

This Statement of Additional Information is not a Prospectus but contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus dated August 29, 2005. A Prospectus may be obtained without charge by contacting Capstone Asset Planning Company, by phone at 1-800-262-6631 or by writing to it at 5847 San Felipe, Suite 4100, Houston, Texas 77057.

TABLE OF CONTENTS

General Information

Investment Strategies

Portfolio Holdings Disclosure Policies #9;

Investment Restrictions #9;

Performance and Yield Information #9;

Directors and Executive Officers #9;

Control Persons & Principal Holders of Securities #9;

Portfolio Transactions and Brokerage #9;

Determination of Net Asset Value #9;

How to Buy and Redeem Shares #9;

Dividends and Distributions #9;

Taxes #9;

Other Information #9;

GENERAL INFORMATION

Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund ("Funds") are series of Steward Funds, Inc. ("Company"), an "open-end diversified management company" registered under the Investment Company Act of 1940, as amended ("1940 Act"). The shares of each Fund have been divided into two classes, comprising Individual shares and Institutional shares. Each class represents an interest in a Fund, but is subject to different rights, expenses and privileges. The Company was originally incorporated in Delaware in 1968 and commenced business shortly thereafter as an open-end diversified management company under the 1940 Act. On February 18, 1992, shareholders approved a plan of reorganization pursuant to which the Company became, on May 11, 1992, a Maryland series company, Capstone Fixed Income Series, Inc. The Company's name was changed to Capstone Christian Values Fund on March 13, 2000. On June 3, 2004, the name was changed to Steward Funds, Inc.

Capstone Asset Management Company ("CAMCO") serves as investment adviser to Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund. (See "Adviser and Administrator.") CAMCO may also be referred to herein as "Adviser."

INVESTMENT STRATEGIES

Following is a discussion of various types of securities and strategies that may be used by the Funds.

Temporary Defensive and Other Short-Term Positions

Although it is expected that Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund will each normally be invested consistent with its investment objectives and policies, each of those Funds may invest in certain short-term, high-quality debt instruments and in U.S. Government securities for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) pending CAMCO's ability to invest cash inflows; (iii) to permit the relevant Fund to meet redemption requests; and (iv) for temporary defensive purposes. Steward Domestic All-Cap Equity Fund may also invest in such securities if the Fund's assets are insufficient for effective investment in equity securities.

The short-term instruments in which a Fund may invest include: (i) short-term obligations of the U.S. Government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; (v) repurchase agreements; (vi) money market funds; and (vii) zero coupon bonds. Such short-term investments will generally not have a maturity of greater than one year.

Common Stock, Convertible Securities and Other Equity Securities

Steward Domestic All-Cap Equity Fund may invest in common stocks, which represent an equity (ownership) interest in a company. This ownership interest generally gives the Fund the right to vote on issues affecting the company's organization and operations. Common stocks do not contain a guarantee of value -- their prices can fluctuate up or down, and may be reduced to zero under certain circumstances.

&#Steward Domestic All-Cap Equity Fund may also buy other types of equity securities such as convertible securities, preferred stock, and warrants or other securities that are exchangeable for shares of common stock. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

&#The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term debt securities have greater yields than do shorter term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by the Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Fund because the Fund purchases such securities for their equity characteristics.

Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

Steward Domestic All-Cap Equity Fund may invest in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

Steward Domestic All-Cap Equity Fund may invest in "synthetic" convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. The Fund will invest in synthetic convertibles only with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

Steward Domestic All-Cap Equity Fund may invest in the equity securities of certain small cap and mid cap companies. Small cap and mid cap companies tend to be smaller, less established companies, and investment in securities of these companies may involve greater risk than is customarily associated with securities of larger, more established companies. Small cap and mid cap companies may experience relatively higher growth rates and higher failure rates than do larger companies. The trading volume of securities of small and mid cap companies is normally less than that of larger companies and, therefore, such volume may disproportionately affect the market price of such securities, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies.

To the extent consistent with its investment objective and strategies, a Fund may invest in the following instruments:

Government Obligations

Government obligations in which a Fund may invest include U.S. Treasury obligations and obligations of U.S. Government agencies and instrumentalities. Direct obligations of the U.S. Treasury in which a Fund may invest include U.S. Treasury bills, notes and bonds. U.S. Treasury bills have, at the time of issuance, maturities of one year or less. U.S. Treasury notes have, at the time of issuance, maturities of one to ten years. U.S. Treasury bonds generally have, at the time of issuance, maturities of greater than ten years. Obligations of U.S. Government agencies and instrumentalities have various degrees of backing. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as Government National Mortgage Association ("GNMA") participation certificates, are, like U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the U.S. Treasury, subject to certain limits. Still other government obligations, such as obligations of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, Tennessee Valley Authority and the Student Loan Marketing Association, are backed only by the credit of the agency or instrumentality issuing the obligations, and, in certain instances, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Some government obligations, such as obligations of the Federal Farm credit Banks, are backed only by the credit of the agency or instrumentality issuing the obligation. No assurances can be given that the U.S. Government will provide financial support to agencies or instrumentalities whose securities are not backed by the full faith and credit of the U.S. Treasury, since it is not obligated to do so. Accordingly, such U.S. Government obligations may involve risk of loss of principal and interest. The Funds may invest in fixed-rate and floating or variable rate U.S. Government obligations. The Funds may purchase U.S. Government obligations on a forward commitment basis.

Forward Commitments and When-Issued Transactions

A Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a "forward commitment" or "when-issued" transaction) so long as such transactions are consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. A Fund may dispose of a security purchased on a forward commitment or when-issued basis prior to settlement if it is appropriate to do so and would realize short-term profits or losses, if any, upon such sale. When effecting such transactions, liquid assets of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. Forward commitments and when-issued transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

Bank Obligations

These obligations include negotiable certificates of deposit and bankers' acceptances. A certificate of deposit is a short-term, interest-bearing negotiable certificate issued by a commercial bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. The Funds will limit their bank investments to dollar-denominated obligations rated A or better by Moody's or S&P issued by U.S. or foreign banks that have more than $1 billion in total assets at the time of investments and, in the case of U.S. banks, (i) are members of the Federal Reserve System or are examined by the Comptroller of the Currency, or (ii) whose deposits are insured by the Federal Deposit Insurance Corporation.

Commercial Paper

Commercial paper includes short-term unsecured promissory notes issued by U.S. and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. Asset-backed commercial paper is commercial paper issued by a bankruptcy remote special purpose entity to fund the acquisition of financial assets (such as trade receivables, commercial loans, auto and equipment loans, leases or collateral debt obligations) that is repaid from the cash flows of those receivables on a specific date. All commercial paper purchased by the Funds must have a remaining maturity of no more than 270 days from the date of purchase by the Funds, and commercial paper purchased by Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund must be rated at least A-1 or P-1 by a nationally recognized statistical rating organization ("NRSRO"), or deemed of comparable quality by CAMCO. A Fund may not invest more than 5% of its total assets in commercial paper of a single issuer.

Repurchase Agreements

The Funds may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that same security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. The agreement will be fully collateralized by the underlying securities and will be marked-to-market on a daily basis during the term of the repurchase agreement to insure that the value of the collateral always equals or exceeds the repurchase price. A Fund will enter into repurchase agreements only with firms that present minimal credit risks as determined in accordance with guidelines adopted by the Funds' Board of Directors ("Board"). In the event of default by the seller under the repurchase agreement, a Fund that is a purchaser under such agreement may have problems in exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.

Reverse Repurchase Agreements

A Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed by CAMCO to be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction in which a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains record ownership of the security involved, including the right to receive interest and principal payments. At an agreed future date, the Fund repurchases the security by paying an agreed purchase price plus interest. Liquid assets of the Fund equal in value to the repurchase price, including any accrued interest, will be segregated on the Fund's records while a reverse repurchase agreement is in effect.

Corporate Debt Securities

Corporate debt securities include bonds, debentures, notes and similar instruments issued by corporations and similar entities. A Fund's investment in these instruments must comply with the Fund's rating criteria.

When-Issued and Delayed Delivery Securities

Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause a Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase price. Accordingly, a Fund may pay more or less than the market value of the securities on the settlement date.

A Fund may dispose of a commitment prior to settlement if CAMCO deems it appropriate to do so. In addition, a Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. A Fund may realize short-term profits or losses upon the sale of such commitments.

Loans of Portfolio Securities

A Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily mark-to-market basis in an amount no less than the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within three business days; and (3) the Fund will receive any interest or dividends paid on the loaned securities. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees.

Cash collateral received by a Fund when it lends its portfolio securities is invested in high quality, short-term debt instruments, short-term bank collective investment and money market mutual funds, and other investments meeting quality and maturity criteria established by the Funds. Income generated from the investment of the cash collateral is first used to pay the rebate interest cost to the borrower of the securities and then to pay for lending transaction costs. The remaining amount is divided between the Fund and the lending agent.

A Fund will retain most rights of beneficial ownership of the loaned securities, including the right to receive dividends, interest or other distributions on the loaned securities. Voting rights may pass with the loan, but a Fund will call a loan to vote proxies if a material issue affecting the investment is subject to a vote.

Loans of portfolio securities entail certain risks. A Fund may incur costs or possible losses in excess of the interest and fees received in connection with securities lending transactions. Some securities purchased with cash collateral are subject to market fluctuations while a loan is outstanding. To the extent that the value of the cash collateral as invested is insufficient to return the full amount of the collateral plus rebate interest to the borrower upon termination of the loan, a Fund must immediately pay the amount of the shortfall to the borrower. Loans of securities also involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. If the borrower fails financially, a Fund may also lose its rights to the collateral.

Investment Companies

Each Fund is permitted to invest in shares of other open-end or closed-end investment companies, including exchange-traded funds ("ETFs"), to the extent consistent with its investment objective and policies and with limits imposed under applicable law and regulations. If an investment company in which a Fund invests has a sales charge greater than 1.5%, the Fund may invest up to 5% of its assets in such other company provided that such investment does not amount to more than 3% of such other company's outstanding voting shares and the Fund's investments in other investment companies in the aggregate does not exceed 10% of the Fund's assets. If an investment company in which a Fund invests has a sales charge of no more than 1.5%, the Fund may invest any amount of its assets in such other company provided: (a) the Funds' aggregate investments (together with those of their affiliated persons) in such other investment company do not exceed 3% of the outstanding shares of that other investment company; (b) the Funds, in any 30-day period, do not redeem any amount in excess of 1% of the total outstanding share of such other investment company (see "Restricted and Illiquid Securities," below); and (c) on issues on which shareholders of such other investment company are asked to vote, the Funds will vote their shares in the same proportion as the vote of all other holders of shares of that investment company. To the extent a Fund invests a portion of its assets in other investment companies, those assets will be subject to the expenses of any such investment company as well as to the expenses of the Fund itself. A Fund's investments in a closed-end investment company, together with investments in such closed-end company by other funds having the same investment adviser as the Fund, would be limited to 10% of the outstanding voting shares of such closed-end company. The Funds may not purchase shares of any affiliated investment company except as permitted by SEC rule or order.

ETFs in which a Fund may invest may be organized as open-end mutual funds or unit investment trusts. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give a Fund exposure to the securities comprising the index on which the ETF is based, and the ETF investment will gain or lose value depending on the performance of the index. ETFs have expenses, including advisory and administrative fees, that are borne by ETF shareholders. As a result, an investor in a Fund is subject to a duplicate level of fees to the extent that such Fund invests in ETFs.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, rather than at the closing net asset value price. Thus, ETF shares could trade at either a premium or discount to net asset value. Trading prices of ETFs that track equity market indices tend to closely track the actual net asset value of the underlying portfolios because these portfolios are publicly disclosed on each trading day. Also, an approximation of actual net asset value is disseminated throughout the trading day. If available, the Funds may also invest in ETFs that are based on fixed income indices or are actively managed. Because it is unlikely that actively managed ETFs would have the transparency of index-tracking ETFs based on indexes, they would be more likely to trade at a discount or premium to their net asset values. If an ETF held by a Fund trades at a discount to net asset value, the Fund could lose money even if the securities in which the ETF invests increase in value.

Real Estate Investment Trusts

Steward Select Bond Fund may invest in debt securities issued by real estate investment trusts ("REITs"), including REITs invested principally in mortgages of churches, colleges, schools and other non-profit organizations. A REIT is a corporation or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually 90% or more of its otherwise taxable income. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee simple ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

Investments in REITs and real estate securities may be subject to certain of the same risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate generally; changes in neighborhood or property appeal; environmental clean-up costs; condemnation or casualty losses; risks related to general and local economic conditions, over-building and competition; increases in property taxes and operating expenses; lack of availability of mortgage funds; high or extended vacancy rates; and rent controls or variations in rental income. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. The Fund's investment in REITs is also subject to heavy cash flow dependency, defaults of tenants, self-liquidation, the possibility of failing to qualify for tax-free status under the Code, and failing to maintain exemption from the requirement to register under the 1940 Act. Rising interest rates may cause REIT investors to demand a higher annual return, which may cause a decline in the prices of REIT securities. Rising interest rates also generally increase the costs of obtaining financing, which could make it more difficult for a REIT to meet its obligations. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors may elect to prepay, and such prepayment may diminish the yield on securities issued by those REITs. In addition, mortgage REITs may be affected by the borrowers' ability to repay its debt to the REIT when due. Equity REIT securities may be affected by the ability of tenants to pay rent. Also, by investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

Restricted and Illiquid Securities

A Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain OTC Options (as defined below), certain investment company securities, and certain restricted securities. There may be undesirable delays in selling illiquid securities at a price representing their fair value. Also, certain securities deemed to be illiquid may subsequently be determined to be liquid if they are found to satisfy relevant liquidity requirements.

Investments by the Funds in securities of other investment companies may be subject to restrictions regarding redemption. In certain circumstances, to the extent a Fund owns securities of such a company in excess of 1% of that company's total outstanding securities, such holdings by the Fund could be deemed to be illiquid and would be subject to the Fund's 15% limit on illiquid investments. (See "Investment Companies," above.)

The foregoing limitations on restricted and illiquid securities do not apply to (1) commercial paper issued under Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), or (2) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act that are determined to be liquid by CAMCO in accordance with guidelines approved by the Board. These guidelines adopted by the Board for the determination of liquidity of 144A securities take into account trading activity and the nature of the market for such securities, among other factors. If there is a lack of trading interest in a particular Rule 144A security, a Fund's holding of that security may be illiquid.

The expenses of registering restricted securities that are illiquid (excluding securities that may be resold by the Funds pursuant to Rule 144A under the Securities Act) may be negotiated at the time such securities are purchased by a Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.

The Board has adopted guidelines and delegated to CAMCO the daily function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Board, however, retains oversight and is ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Risk Management and Other Special Investment Practices

A Fund may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Fund's investments or, in certain circumstances, for purposes of investment (e.g., as a substitute for investing in securities). These financial instruments include options, futures, forward contracts and swaps. Positions in these financial instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transaction unless it owns (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts or (2) cash or liquid assets with a value, marked to market daily, sufficient to cover its obligations to the extent not covered as provided in (1) above. The Funds will comply with guidelines of the Securities and Exchange Commission ("SEC") regarding cover for these instruments and will, if the guidelines so require, designate the prescribed amount of cash or liquid assets as segregated.

Assets used as cover or held as segregated cannot be sold while the position in the corresponding financial instrument is open unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or to hold as segregated could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

Options and Futures. The Funds may purchase and sell (write) both call and put options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts for hedging purposes or to effect investment transactions consistent with a Fund's investment objective and strategies. If other types of options, futures contracts, or options on futures contracts are traded in the future, a Fund may also use those instruments, provided that the Fund's Board determines that their use is consistent with the Fund's investment objectives, and provided that their use is consistent with any restrictions applicable to options and futures contracts currently eligible for use by the Fund.

Pursuant to claim of exemption filed with the Commodity Futures Trading Commission and/or the National Futures Association on behalf of the Funds, the Funds are not deemed to be "commodity pools," CAMCO is not deemed to be a "commodity pool operator" under the Commodity Exchange Act and the Funds and CAMCO are not subject to registration or regulation as such under the Commodity Exchange Act.

Options On Securities And Indexes. Each Fund, except as noted above, may purchase and write both call and put options on securities and securities indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign or national over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer. The Funds intend to treat options in respect of specific securities that are not traded on a national securities exchange and the securities underlying covered call options as not readily marketable and therefore subject to the limitations on the Funds' ability to hold illiquid securities. The Funds intend to purchase and write call and put options on specific securities.

Exchange listed options are issued by a regulated intermediary, such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. This discussion uses the OCC as an example but is also applicable to other financial intermediaries. With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although cash settlements may sometimes be available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in the money" (i.e., where the value of the underlying instruments exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. If one or more exchanges decide to discontinue the trading of options (or a particular class or series of options), the relevant market for that option on the exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

Over-the-counter options ("OTC Options") are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through a direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The staff of the SEC takes the position that OTC Options and the assets used as "cover" for written OTC Options are illiquid.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of such option, the Fund will lose any premium paid for such option and any anticipated benefits of the transaction. Accordingly, CAMCO must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC Option will be satisfied. A Fund will engage in OTC Option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions that have received (or the guarantors or the obligations of which have received) a short term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any NRSRO or, in the case of over-the-counter currency transactions, determined to be of equivalent credit by CAMCO for the Fund.

An option on a security (or securities index) is a contract that gives the purchaser of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the option period. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier (established by the exchange upon which the stock index is traded) for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or securities, or certain economic indicators.) Options on securities indexes are similar to options on specific securities except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements in the specific security.

A Fund may purchase a call option on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner or employed as a cost-efficient alternative to acquiring the securities for which the option is intended to serve as a proxy. A Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another.

A Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are placed in a segregated account by the Fund's custodian ("Custodian")) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with the Custodian liquid assets equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (2) greater than the exercise price of the call written, provided the difference is maintained by the Fund in liquid assets in a segregated account with the Custodian. A put option on a security or an index is "covered" if the Fund maintains liquid assets equal to the exercise price in a segregated account with the Custodian. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put is held (1) equal to or greater than the exercise price of the put written, or (2) less than the exercise price of the put written, provided the difference is maintained by the Fund in liquid assets in a segregated account with the Custodian.

If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss (long- or short-term depending on whether the Fund's holding period for the option is greater than one year) equal to the premium paid.

To close out a position when writing covered options, a Fund may make a "closing purchase transaction," which involves purchasing an option on the same security with the same exercise price and expiration date as the option which it previously wrote on the security. To close out a position as a purchaser of an option, a Fund may make a "closing sale transaction," which involves liquidating the Fund's position by selling the option previously purchased. The Fund will realize a profit or loss from a closing purchase or sale transaction depending upon the difference between the amount paid to purchase an option and the amount received from the sale thereof.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

A Fund will realize a capital gain from a closing transaction on an option it has written if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. With respect to closing transactions on purchased options, the capital gain or loss realized will be short- or long-term depending on the holding period of the option closed out. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a liability. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or if no closing price is available, at the mean between the last bid and asked prices.

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment (i.e., the premium paid) on the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

As the writer of a covered call option, a Fund foregoes, during the option's life, the opportunity to profit from the increases in the market value of the underlying security above the exercise price, but, as long as its obligation as a writer continues, a Fund retains a risk of loss should the price of the underlying security decline. Where a Fund writes a put option, it is exposed during the term of the option to a decline in the price of the underlying security.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

Futures Contracts And Options On Futures Contracts. A Fund may invest in interest rate futures contracts or securities index futures contracts, and options thereon that are traded on a U.S. or foreign exchange or board of trade or over-the-counter. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index (such as the S&P 500) is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies. Examples of such contracts include: the S&P 500; the Russell 2000®; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; and three-month U.S. Treasury bills. It is expected that other futures contracts will be developed and traded in the future.

Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred.

Each Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

A Fund will only enter into futures contracts or options on futures contracts which are standardized and traded on a U.S. exchange or board of trade, or similar entity, or quoted on an automated quotation system. A Fund will enter into a futures contract only if the contract is "covered" or if the Fund at all times maintains with its custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A Fund will write a call or put option on a futures contract only if the option is "covered." For a discussion of how to cover a written call or put option, see "Options on Securities and Indexes" above.

A Fund may enter into futures contracts and options on futures contracts for hedging or non-hedging purposes to effect investment transactions consistent with a Fund's investment objective and strategies. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. Additionally, a Fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with the Custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits.

A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Limitations on Use of Futures and Options on Futures Contracts. When purchasing a futures contract, a Fund will maintain (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price equal to or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will maintain (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in segregated assets).

When selling a call option on a futures contract, a Fund will maintain (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are in an amount equal to the total market value of the futures contract underlying the call option. Alternatively, the Fund may "cover" its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will maintain (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may "cover" the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is in the same or higher than the strike price of the put option sold by the Fund.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, options on futures contracts or forward contracts. See "Taxation," below.

Pursuant to claims for exemption filed with the Commodity Futures Trading Commission and/or the National Futures Association on behalf of the Funds and CAMCO, the Funds and CAMCO are not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act.

Risks Associated With Futures And Options On Futures Contracts. There are several risks associated with the use of futures and options on futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts on securities, including technical influences in futures trading and options on futures contracts, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

For these reasons, there can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

Index Swap Agreements. A Fund may enter into index swap agreements as an additional hedging strategy for cash reserves held by that Fund or to effect investment transactions consistent with the Fund's investment objective and strategies. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount" (i.e., a specified dollar amount that is hypothetically invested in a "basket" of securities representing a particular index).

Under most swap agreements entered into by the Funds, the parties' obligations are determined on a "net basis." Consequently, a Fund's obligations or rights under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party. A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating cash or other liquid assets to avoid any potential leveraging of a Fund's portfolio. No Fund will enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of that Fund's total assets.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting as both principals and agents using standardized swap documentation. As a result, the swap market has become relatively liquid.

A Fund may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The market for swap agreements is largely unregulated. The Funds will enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines.

Hedging Strategies. Steward Domestic All-Cap Equity Fund may purchase a put and/or sell a call option on a stock index futures contract instead of selling a futures contract in anticipation of an equity market decline. Purchasing a call and/or selling a put option on a stock index futures contract is used instead of buying a futures contract in anticipation of an equity market advance, or to temporarily create an equity exposure for cash reserves until those balances are invested in equities. Options on financial futures are used in a similar manner in order to hedge portfolio securities against anticipated market changes.

Risk Associated with Hedging Strategies. There are certain investment risks in using futures contracts and/or options as a hedging technique. One risk is the imperfect correlation between price movement of the futures contracts or options and the price movement of the portfolio securities or stock index subject of the hedge. Another risk is that a liquid secondary market may not exist for a futures contract causing a Fund to be unable to close out the futures contract thereby affecting the Fund's hedging strategy.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES

The policy of the Funds and their service providers is to protect the confidentiality of the Funds' portfolio holdings and to prevent the selective disclosure of non-public information about those holdings. The Funds' Board has adopted policies and procedures to implement this policy. These policies and procedures are designed to assure that any disclosure of information about Fund portfolio holdings is in the best interests of Fund shareholders and to address any conflicts that may exist between the interests of Fund shareholders and those of its service providers and their affiliates. Portfolio holding information may be disclosed only in accordance with these policies and procedures, with such exceptions as may be approved by the Funds' Chief Compliance Officer.

Each Fund is required by applicable regulations to report its complete portfolio holdings schedule quarterly with the SEC. The schedule is contained in annual and semi-annual reports on Form N-CSR filed for the second and fourth fiscal quarters and in reports filed on Form N-Q for the first and third fiscal quarters. These filings may be viewed on the SEC's website. Following or simultaneously with the filing of these reports, the Funds may make public a summary or list of completed purchases and sales ("trade commentary").

The Funds may provide portfolio holdings information to certain mutual fund evaluation services, such as Standard & Poor's, Morningstar or Lipper Analytical Services, and to due diligence departments of broker-dealers and wirehouses that regularly develop analyses of mutual fund data which they make publicly available. A Fund may provide this information to such organizations before it is filed with the SEC or otherwise made public, provided (i) the organization agrees not to distribute the holdings information or analyses based on that information to persons who are likely to use the information to trade Fund shares before the holdings information or analyses are made public, and (ii) the organization signs a confidentiality agreement with respect to the Fund's information. Subject to similar appropriate confidentiality agreements and trading restrictions, a Fund may, for legitimate business purposes, make non-public disclosure of its holdings under other limited circumstances to other persons -- for example, in the event of a merger or retention of a new adviser or sub-adviser. Nothing in the Funds' policies prevents disclosure of portfolio holdings information that may be required by applicable law or regulation.

A Fund or its authorized service provider may distribute the following information concerning the Fund's portfolio before information is publicly disclosed in SEC filings, if the information, or information on the Fund's holdings from which the information is derived, has been otherwise publicly disclosed: (a) information on the Fund's top ten holdings and their aggregate percentage in the Fund's portfolio, and (b) information on sectors represented in the Fund's portfolio and the percentage of the portfolio represented by each sector.

A Fund or its authorized service provider may at any time distribute other analytical data that does not identify any specific portfolio holding.

CAMCO's trading desk may periodically distribute lists of investments held by its clients (including a Fund) to facilitate efficient trading of those investments and receipt of relevant research. CAMCO may also periodically distribute a list of issuers and securities that are covered by its research department as of a particular date, which may include securities held by a Fund or that are under consideration for a Fund. The list will not, however, indicate that the Fund owns or may own any security and will not identify Fund position sizes.

The Funds' Chief Compliance Officer is responsible for monitoring compliance with the Funds' portfolio holdings disclosure policies and procedures and may request certifications from persons who have access to this information that their use of the information complies with the policies and with the terms of any applicable Confidentiality Agreement. The Chief Compliance Officer will report material violations to the Board of Directors, which will determine appropriate corrective action. The Board of Directors will review the Funds' portfolio holdings disclosure policies and procedures at least annually.

The Board of Directors may impose additional restrictions on dissemination of information about a Fund's portfolio holdings. A Fund's policies may be waived, or exceptions permitted, only with consent of the Fund's Chief Compliance Officer. Neither the Funds nor any of their service providers receives compensation related to the disclosure of portfolio holdings information.

INVESTMENT RESTRICTIONS

The Funds are subject to investment restrictions designed to reflect their cultural values screening policies. In addition, each Fund has adopted the following investment restrictions, which are fundamental policies of the Fund (except as otherwise noted) and may not be changed without approval by vote of a majority of the outstanding shares of that Fund. For this purpose such a majority vote means the lesser of (1) 67% or more of the voting securities present at an annual or special meeting of shareholders, if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

As a fundamental policy, each Fund has elected to be qualified as a diversified series of the Company.

Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund may not:

1.	borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.	issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.	concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

4.	engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

5.

purchase or sell real estate, which does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

6.	purchase physical commodities or contracts relating to physical commodities;

7.

make loans to other persons, except (i) loans of portfolio securities: and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with a Fund's investment objective and policies may be deemed to be loans.

A Fund's classification as a diversified series means, under currently applicable law, that at least 75% of the value of the Fund's assets will be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities with respect to which the Fund will make no investment that would (a) cause more than 5% of its assets to be invested in the securities of a single issuer or (b) cause it to own more than 10% of the voting securities of a single issuer.

With respect to the foregoing restrictions regarding senior securities, borrowing and concentrating investments, the 1940 Act and regulatory interpretations of relevant provisions of that Act establish the following general limits. Open-end registered investment companies such as the Funds, are not permitted to issue any class of senior security or to sell any senior security of which they are the issuers. The Company is, however, permitted to issue separate series of shares (each Fund is a series of the Company) and to divide those series into separate classes. (Each of the Individual Class and Institutional Class is such a separate class.) The Funds have no intention to issue senior securities, except that the Company may issue its shares in separate series and divide those series into classes of shares. Although borrowings could be deemed to be senior securities, each Fund is permitted to borrow from a bank, provided that immediately after any such borrowing there is an asset coverage of at least 300 per cent for all borrowings by the Fund, and in the event such asset coverage falls below 300 per cent, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer time as the SEC may prescribe, reduce the amount of its borrowings so that asset coverage for such borrowings shall be at least 300 percent. The 1940 Act also permits a Fund to borrow for temporary purposes only in an amount not exceeding 5 per cent of the value of its total assets at the time when the loan is made. (A borrowing shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.) The SEC has indicated, however, that certain types of transactions, which could be deemed "borrowings" (such as firm commitment agreements and reverse repurchase agreements), are permissible if a Fund "covers" the agreements by establishing and maintaining segregated accounts. The Funds presently do not intend to borrow except when advisable to satisfy redemptions, and a Fund will make no purchases if its outstanding borrowings exceed 5% of its total assets. With respect to concentration, the SEC staff takes the position that investment of 25% or more of a Fund's total assets in any one industry represents concentration.

With respect to the foregoing restrictions on making loans, a Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of its total assets. A Fund may invest without limit in repurchase agreements to the extent consistent with its investment objective, investment restrictions, and all 1940 Act requirements, including diversification requirements. Loans to affiliated investment companies are not presently permitted by the 1940 Act in the absence of an exemptive order from the SEC.

A Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's investment objective and principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During these times, a Fund may invest up to 100% of its assets in cash or cash equivalents, shares of money market mutual funds, commercial paper, zero coupon bonds, repurchase agreements, and other securities CAMCO believes to be consistent with the Fund's best interests. During a period in which a Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

PERFORMANCE AND YIELD INFORMATION

Performance and yield calculations are based on past performance and are not a guarantee of future results. A more detailed description of the methods used to determine the Funds' average annual total return, total return, yield and effective yield follows.

The Steward Domestic All-Cap Equity Fund may from time to time include figures indicating total return or average annual total return in advertisements or reports to shareholders or prospective investors. Average annual total return and total return figures are calculated for each class of shares and represent the increase (or decrease) in the value of an investment in a class of shares of the Fund over a specified period. Both calculations assume that all income dividends and capital gain distributions during the period are reinvested at net asset value in additional shares of that class. Quotations of the average annual total return reflect the deduction of a proportional share of the Fund and class expenses on an annual basis. The results, which are annualized, represent an average annual compounded rate of return on a hypothetical investment in the particular class of shares of the Fund over a period of 1, 3, 5 and 10 years (or life of the Fund or class) ending on the most recent calendar quarter. Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations.

The Steward Select Bond Fund quotations of the Fund's yield and effective yield may be included along with total return or average annual total return calculations in advertisements or reports to shareholders or prospective investors. Both yield figures are based on the historical performance of a class of shares of the Fund and show the performance of a hypothetical investment. Yield refers to the net investment income generated by a Fund's portfolio with respect to a particular class of shares over a specified seven-day period. This income is then annualized. That is, the amount of income generated with respect to that class of shares during that week is assumed to be generated during each week over a 52-week period and is shown as a percentage. The effective yield is expressed similarly but, when annualized, the income earned by an investment in a particular class of shares of the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect on the assumed reinvestment. Yield and effective yield for a class of shares of a Fund will vary based upon, among other things, changes in market conditions, the level of interest rates and the level of expenses borne by the class.

Quotations of yield for each class of shares of the Fund will be based on the investment income per share earned during a particular 30-day period, less expenses accrued with respect to that class during the period ("net investment income"), and will be computed by dividing net investment income for the class by the maximum offering price per share of that class on the last day of the period, according to the following formula:

YIELD = 2[(a-b + 1)6-1]/cd

Where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share of the class on the last day of the period.

The 30-day yield for the period ended April 30, 2005 was as follows:

Steward Select Bond Fund Individual Class:	3.24%
Steward Select Bond Institutional Class:	3.48%

Average annual total return and total return figures represent the increase (or decrease) in the value of an investment in a class of shares of a Fund over a specified period. Both calculations assume that all income dividends and capital gains distributions during the period are reinvested at net asset value in additional shares of the class.

Quotations of the average annual total return reflect the deduction of a proportional share of class expenses on an annual basis. The results, which are annualized, represent an average annual compounded rate of return on a hypothetical investment in the particular class of shares of the Fund over a period of 1, 5 and 10 years ending on the most recent calendar quarter, or the life of the Fund or class, calculated pursuant to the following formula:

P(1 + T)[n] = ERV
Where P =	a hypothetical initial payment of $1,000,
T =	the average annual total return,
n =	the number of years, and
ERV =	the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations of a class of shares. Total return is based on past performance and is not a guarantee of future results.

Performance information for the Funds may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 1500 Supercomposite Index ("S&P 1500 Index"), the Dow Jones Industrial Average ("DJIA"), the Lehman Brothers Aggregate Bond Index or other appropriate unmanaged indices of performance of various types of investments, so that investors may compare the Fund's results with those of indices widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (a measure of inflation) to assess the real rate of return from an investment in a Fund. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Performance information for the Funds reflects only the performance of a hypothetical investment in a Fund during the particular time period on which the calculations are based. Performance information should be considered in light of each Fund's investment objectives and policies, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses. Such information should not be considered as a representation of a Fund's future performance.

DIRECTORS AND EXECUTIVE OFFICERS

The directors provide overall supervision of the affairs of the Funds. The Funds' directors and executive officers, and their principal occupations for the last five years, are listed below. All persons named as directors also serve in similar capacities for other mutual funds sponsored by CAMCO, as indicated below.

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director

Interested Director

Edward L. Jaroski* ** 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 58	Director, President & Chairman of the Board	From 2000	President and Director of Capstone Asset Management Company; President and Director of Capstone Asset Planning Company and Capstone Financial Services, Inc.	3	None

Independent Directors

John R. Parker 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 59	Director	From 2000	Self-employed Investor; Consultant	3	None

Bernard J. Vaughan 200 N. Wynnewood Avenue #A-112 Wynnewood, PA 19096 Age: 76	Director	From 2000	Retired	3	None

John M. Briggs 435 Williams Road Wynnewoood, PA 19096-1632 Age: 54	Director	From 2005	Treasurer, Susan G. Komen Foundation - Philadelphia affiliate; Partner, Briggs Bunting and Dougherty, LLP (May 1997 - December 2004)	3	Director-Healthcare Services Group, Inc.

James F. Leary 15851 N. Dallas Parkway #500 Addison, TX 75001 Age: 75	Director	From 2000	Financial Consultant; Managing Director of Benefit Capital Southwest	3	Director-Prospect Street High Income Fund and Prospect Street Income Fund; Director-Associated Materials, Inc. (1988-2001); Director-Pacesetter Capital Group

Leonard B. Melley, Jr. ** 6216 Yadkin Road Fayetteville, NC 28303 Age: 45	Director	From 2001	CEO/President of Freedom Stores, Inc.	3	None

Executive Officers

Dan E. Watson 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 56	Executive Vice President	From 2000	Executive Vice President and Portfolio Manager of Capstone Asset Management Company & Capstone Financial Services, Inc.; Officer of other Capstone Funds	N/A	None

Howard S. Potter 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 54	Sr. Vice President	From 2000	Executive Vice President and Portfolio Manager of Capstone Asset Management Company and Capstone Financial Services, Inc.; Officer of other Capstone Funds	N/A	None

John R. Wolf 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 43	Sr. Vice President	From 2000	Sr. Vice President/Portfolio Manager of Capstone Asset Management Company; Officer of other Capstone Funds	N/A	None

Richard A. Nunn 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 59	Sr. Vice President, Secretary, Principal Financial Accounting Officer and Chief Compliance Officer	From 2004	Senior Vice President and Chief Compliance Officer of Capstone Asset Management Company and Capstone Asset Planning Company; Officer of other Capstone Funds	N/A	None

Kimberly A. Wallis 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 38	Asst. Vice President Compliance	From 2004	Asst. Vice President Compliance, Capstone Asset Management Company and Capstone Asset Planning Company; Officer of other Capstone Funds	N/A	None

Carla Homer 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 46	Treasurer	From 2004	Treasurer of Capstone Asset Management Company; Officer of other Capstone Funds	N/A	None

Alaina V. Metz 3435 Stelzer Road Columbus, Ohio 43219 Age: 39	Asst. Secretary	From 2004	Vice President, Regulatory Services, BISYS Fund Services; Officer of other Capstone Funds	N/A	None

*	Mr. Jaroski is an "interested person" of the Steward Group of Mutual Funds, as defined in the Investment Company Act of 1940, as amended, because of his position with CAMCO and the Distributor.
**	Mr. Melley is married to the sister of Mr. Jaroski's wife.

The Funds have four committees that report to the Board of Directors. Two of these committees, the Audit Committee and the Nominating/Corporate Governance Committee, are comprised exclusively of independent directors. Each of the Valuation and Investment Review Committee and the Compliance Committee is comprised exclusively of members of the Board. Following is a description of each of the committees:

Audit Committee - The purpose of this Committee is to oversee the accounting and financial reporting policies and practices and internal controls of the Funds, and, as appropriate, the internal controls of certain service providers to the Funds; to oversee the quality and objectivity of the Funds' financial statements and the independent audit thereof; and to act as a liaison between the Funds' independent auditors and the full Boards. The Committee approves the appointment and compensation of the Funds' auditors and evaluates their independence. It also pre-approves audit and non-audit services provided to the Funds and non-audit services provided to certain service providers by the auditor. The Committee is composed entirely of independent members of the Board of Directors of the Funds. Current Committee members are: Leonard B. Melley, Chairman; Bernard J. Vaughan, John R. Parker, and James F. Leary. The Committee met four (4) times during the fiscal year ended April 30, 2005.

Compliance Committee - The purpose of this Committee is to oversee management's implementation of internal controls and procedures relating to investment management and trading, sales and service, administration and pricing and regulatory procedures. Current Committee members are: James F. Leary, Chairman; Edward L. Jaroski, John R. Parker, Leonard Melley and Bernard J. Vaughan. The Committee met four (4) times during the fiscal year ended April 30, 2005.

Nominating/Corporate Governance - The purpose of this Committee is to select and nominate independent directors to the Board, to nominate members for other Board Committees, and to evaluate and enhance the effectiveness of the Board in its role in governing the Funds and overseeing the management of the Funds. The Committee is composed entirely of independent members of the Board of the Funds. Current Committee members are: Bernard J. Vaughan, Chairman; John R. Parker, Leonard B. Melley and James F. Leary. The Committee met four (4) times during the fiscal year ended April 30, 2005. The Committee will not consider nominees recommended by shareholders.

Valuation and Investment Review Committee - The purpose of this Committee is to oversee management's implementation of internal controls and procedures relating to the valuations placed on the securities of the Funds, to review and confirm the implementation of changes intended to improve performance, and to evaluate fund performance. Current Committee members are: John R. Parker, Chairman; Edward L. Jaroski, Leonard B. Melley, James F. Leary and Bernard J. Vaughan. The Committee met four (4) times during the fiscal year ended April 30, 2005.

The following table provides information about the directors' ownership of securities in the Funds and in the total fund complex.

Directors	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds Overseen by the Director/Trustee in Capstone Family of Funds
Interested Director:
Edward L. Jaroski	Domestic All-Cap Equity Fund - over $100,000 Select Bond Fund - $50,001 - $100,000	over $100,000
Independent Directors:
Bernard J. Vaughan	Domestic All-Cap Equity Fund $1 - $10,000	$50,001 - $100,000
John M. Briggs	None	None
James F. Leary	None	$1 - $10,000
Leonard B. Melley, Jr.	None	$50,001 - $100,000
John R. Parker	Domestic All-Cap Equity Fund $1 - $10,000	$1 - $10,000

*	Information provided as of August 29, 2005.

As of August 29, 2005, the Independent Directors, and/or any of their immediate family members, did not own any securities issued by CAMCO or the Funds' principal underwriter or any company controlling, controlled by or under common control with those entities.

The directors and officers of the Funds as a group own less than one percent of the outstanding shares of any Fund. Each independent director serves as a director or trustee on the boards of two other registered investment companies comprising the Capstone Complex of Mutual Funds ("Capstone Funds Complex"). The independent directors/trustees are entitled to $2,000 per meeting attended and are paid an annual retainer of $7,000. In addition, each independent director/trustee is paid $500 per committee for serving on four (4) committees. The Lead Director is paid additional $2,000 for serving the Capstone Funds complex. All fees received by the directors/trustees are allocated among the Capstone Funds Complex based on net assets. The directors/trustees and officers of the Capstone Funds are also reimbursed for expenses incurred in attending meetings of the Boards of Directors/Trustees.

The following table represents the compensation received by the independent directors/trustees during fiscal 2004 from the Capstone Funds complex.

Name of Person, Position	Aggregate Compensation from Funds(3)(4)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Directors/Trustees
James F. Leary, Director/Trustee(1)(2)	$1,400	$0	$0	$20,000
John R. Parker, Director/Trustee(1)(2)	$1,400	$0	$0	$18,000
Bernard J. Vaughan, Director/Trustee(1)(2)	$1,400	$0	$0	$18,000
Leonard B. Melley, Director/Trustee(1)(2)	$1,400	$0	$0	$18,000

(1)	Director of Steward Funds, Inc. ("SFI")
(2)	Director of Capstone Series Fund Inc. ("CSFI")
(3)

Compensation received by Independent Directors is allocated among the Capstone Fund Complex on which such directors serves based on net assets. The Capstone Fund Complex consists of SFI and CSFI. CSFI has only one portfolio. SFI has two currently operating portfolios.

(4)	John M. Briggs did not serve as a Director/Trustee for any fund in the Fund Complex in 2004.

Control Persons and Principal Holders of Securities

The following table sets forth information concerning each person who, to the knowledge of the Funds, owned beneficially or of record more than five percent of each Fund's common stock as of August 26, 2005.
Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder

Steward Domestic All-Cap Equity Fund

Individual Class

National Investor Services Corp. 55 Water Street, 32nd Floor New York, NY 10041-3299	82,379.018	56.67%

Brybank & Co. 1111 Briarcrest Drive Bryan, TX 77802	7,947.482	5.47%

Gulf States Conference of SDA Endowment P.O. Box 240249 Montgomery, AL 36124-0249	7,788.627	5.36%

Institutional Class

National Financial Services Corp. The Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center New York, NY 10281	1,986,268.445	70.13%
NAD General Conf. Corp. of Seventh Day Adventists NAD-SDA 12501 Old Columbia Pike Silver Spring, MD 20904-6600	171,210.836	6.05%

Steward Select Bond Fund

Individual Class

National Investor Services Corp. 55 Water Street, 32nd Floor New York, NY 10041-3299	26,724.288	22.74%

Institutional Class

National Financial Services Corp. The Exclusive Benefit of our Customers 200 Liberty Street One World Financial Center New York, NY 10281	4,014,007.216	93.15%

Adviser and Administrator

Pursuant to the terms of an investment advisory agreement effective October 1, 2004, ("CAMCO Agreement") the Company employs CAMCO, to furnish investment advisory services for Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund. CAMCO was formed in 1982 as a wholly-owned subsidiary of Capstone Financial Services, Inc. CAMCO is located at 5847 San Felipe, Suite 4100, Houston, Texas 77057. CAMCO provides investment management services to pension and profit sharing accounts, corporations and individuals, and serves as investment adviser and/or administrator to seven registered investment companies. CAMCO manages assets in excess of $3.0 billion.

The CAMCO Agreement provides CAMCO shall have full discretion to manage the assets of Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund in accordance with their respective investment objectives and policies and the terms of the Articles of Incorporation. CAMCO is authorized, with the consent of the directors, to engage money managers for the Funds, although it does not currently do so. CAMCO has sole authority to select broker-dealers to execute transactions for Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund, subject to the reserved authority of the directors to designate particular broker-dealers for this purpose. CAMCO will vote proxies on portfolio securities of Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund, subject to any guidelines that may be established by the directors.

For its services, CAMCO receives investment advisory fees monthly, in arrears, from Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund at the following annual rates, which are applied to the aggregate average daily net assets of each Fund.

Annual Fee rate as a percentage of average daily net assets:
Steward Domestic All-Cap Equity Fund	Steward Select Bond Fund
0.15% of the first $500 million	0.25 % of the first $500 million
0.125% of the next $500 million	0.20% of the next $500 million
0.10% of assets over $1 billion	0.175% of assets over $1 billion

Pursuant to the CAMCO Agreement, CAMCO pays the compensation and expenses of all of its directors, officers and employees who serve as officers and executive employees of the Company (including the Company's share of payroll taxes), except expenses of travel to attend meetings of the Company's Board or committees or advisers to the Board. CAMCO also agrees to make available, without expense to the Company, the services of its directors, officers and employees who serve as officers of the Company.

The CAMCO Agreement provides that CAMCO shall not be liable for any error of judgment or of law, or for any loss suffered by a Fund in connection with the matters to which the agreement relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of CAMCO in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the CAMCO Agreement, and that CAMCO shall not be liable for the acts of third parties.

The CAMCO Agreement was initially approved by unanimous votes of the Board, and of the directors who are not interested persons, at a meeting held May 19, 2004, and the continuation of the CAMCO Agreement was approved by unanimous votes of the Board of Directors, and of the directors who are not interested persons at a meeting held March 1, 2005. In connection with approving the CAMCO Agreements, the directors reviewed with counsel information provided by CAMCO concerning its advisory services to the Funds. The directors reviewed materials concerning the Funds' expenses, including advisory fee rates, for the Funds and comparable funds or services. They also reviewed procedures for overseeing the Funds' other service providers. The directors considered various potential sources of other compensation to CAMCO and its affiliates attributable to CAMCO's relationship with the Funds, including the receipt of administration fees by CAMCO pursuant to an administration agreement with the Company and the receipt of distribution fees by the Funds' Distributor, an affiliate of CAMCO. In determining to approve the CAMCO Agreement, the directors noted the reasonableness and fairness of the advisory fees and of overall Fund expenses relative to other investment companies deemed comparable.

The CAMCO Agreement will remain in effect for an initial period up to two years, and thereafter from year to year with respect to each Fund, provided the renewal of the CAMCO Agreement as to that Fund is specifically approved (a) by the Fund's Board or by vote of a majority of the Fund's outstanding voting securities, and (b) by the affirmative vote of a majority of the directors who are not parties to the CAMCO Agreement or interested persons of any such party, by votes cast in person at a meeting called for such purpose. The CAMCO Agreement may be terminated as to a Fund (a) at any time without penalty by the Fund upon the vote of a majority of the directors or, by vote of the majority of that Fund's outstanding voting securities, upon 60 days' written notice to CAMCO or (b) by CAMCO at any time without penalty, upon 90 days' written notice to the Fund. The CAMCO Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Portfolio Managers

The principal portfolio manager of the Steward Domestic All-Cap Equity Fund is Dan Watson. Mr. Watson is also a principal portfolio manager for the Capstone Growth Fund, as well as for 36 private accounts managed by CAMCO. Total other fund and private account assets managed by Mr. Watson as of April 30, 2005 are $42,577,296 and $197,105,339 respectively. Mr. John Wolf, secondary portfolio manager for the Fund, is also a principal portfolio manager for 24 private accounts managed by CAMCO. Total private account assets managed by Mr. Wolf as of April 30, 2005 are $964,587,299. None of these accounts has a performance-based advisory fee. Due to the nature of the Fund's investments, no material conflicts of interest arise by virtue of the fact that Mr. Watson manages another fund and other private accounts, as described above, in addition to the Fund. For both Mr. Watson and Mr. Wolf, compensation derives 75% from base salary and 25% from CAMCO's profit sharing plan.

Portfolio Manager	Dollar Range of Equity Securities in the Fund beneficially owned by the Portfolio Manager

Dan Watson	$100,001 - $500,000

John Wolf	$100,001 - $500,000

The principal portfolio manager of the Steward Select Bond Fund is Edward Jaroski. Mr. Jaroski is also a principal portfolio manager for 36 private accounts managed by CAMCO. Total private account assets managed by Mr. Jaroski as of April 30, 2005 are $585,048,029. Mr. Howard Potter, secondary portfolio manager for the Fund, is also a principal portfolio manager for 45 private accounts managed by CAMCO. Total private account assets managed by Mr. Potter as of April 30, 2005 are $244,470,711. None of these accounts has a performance-based advisory fee. Due to the nature of the Fund's investments, no material conflicts of interest arise by virtue of the fact that each portfolio manager manages other private accounts, as described above, in addition to the Fund. For both Mr. Jaroski and Mr. Potter, compensation derives 75% from base salary and 25% from CAMCO's profit sharing plan.

Portfolio Manager	Dollar Range of Equity Securities in the Fund beneficially owned by the Portfolio Manager

Edward L. Jaroski	$50,001 - $100,000

Howard Potter	$10,001 - $50,000

Administration and Master Services Agreements

Pursuant to an Administration Agreement effective October 1, 2004 as to Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund, CAMCO supervises all aspects of the Funds' day-to-day operations. It oversees the performance of administrative and professional services to the Funds by others; provides office facilities; prepares reports to shareholders and the SEC; and provides personnel for supervisory, administrative and clerical functions. Except as noted below, the costs of these services are borne by CAMCO. For these services, each Fund will pay to CAMCO a fee, calculated daily and payable monthly in arrears, equal to an annual rate of 0.075% of the first $500 million of the Fund's average daily net assets, 0.06% on the next $500 million of such assets and 0.05% on such assets above $1.0 billion.

Pursuant to a master services agreement with the Registrant, BISYS Fund Services Ohio, Inc. ("BISYS") provides transfer agency, fund accounting, financial administration and certain other services to each Fund. Since inception on October 1, 2004 to April 30, 2005, the Steward Domestic All-Cap Equity Fund has paid $85,673 in compensation to BISYS for such services, and the Steward Select Bond Fund has paid $60,328 in compensation to BISYS for such services.

Expenses

Each Fund and class pays all of its expenses and its allocated share of Company expenses not borne by CAMCO pursuant to the Administration Agreement including such expenses as (i) advisory and administrative fees, (ii) fees under the Service and Distribution Plan (see "Distributor," below), (iii) fees for legal, auditing, fund accounting, transfer agent, state filings, dividend disbursing, and custodian services, (iv) the expenses of issue, repurchase, or redemption of shares, (v) interest, taxes and brokerage commissions, (vi) membership dues in the Investment Company Institute allocable to the Company, (vii) the cost of reports and notices to shareholders, and (viii) fees to directors and salaries of any officers or employees who are not affiliated with CAMCO or the Administrator, if any.

The expenses allocable to each Fund and each class of shares are accrued daily and are deducted from total income before dividends are paid. Fund expenses, as well as a Fund's share of Company expenses, are generally allocated between classes based on their respective net asset values. Individual Class and Institutional Class expenses pursuant to the Service and Distribution Plan (see "Distributor," below) are borne by Individual Class and Institutional Class shares, respectively, and the directors may determine that other expenses are specific to a particular class and should be allocated to that class.

Distributor

Capstone Asset Planning Company (the "Distributor"), 5847 San Felipe, Suite 4100, Houston, Texas 77057, acts as the principal underwriter of the Funds' shares pursuant to a written agreement with the Company effective April 17, 2000, as amended at a meeting held May 19, 2004 (the "Distribution Agreement"). The Distributor has the exclusive right (except for distributions of shares directly by the Company) to distribute shares of the Funds in a continuous offering through affiliated and unaffiliated dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such Fund shares as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. Except to the extent otherwise permitted by the Service and Distribution Plan (see below), the Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and the cost and expense of supplemental sales literature, promotion and advertising.

Edward L. Jaroski is President and a director of the Company and is President and a director of CAMCO and of the Distributor. Certain other officers of the Company are also officers of CAMCO, the Distributor, and their parent, Capstone Financial Services.

The Distribution Agreement shall continue for an initial two-year term and is renewable from year to year if approved in each case (a) by the Company's Board or by a vote of a majority of the Funds' outstanding voting securities and (b) by the affirmative vote of a majority of directors who are not parties to the Distribution Agreement or interested persons of any party, by vote cast in person at a meeting called for such purpose. The Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice.

The Company has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 of the 1940 Act for each Fund's Individual Class shares, which permits each Fund to compensate the Distributor for its services in connection with the distribution of its Individual Class shares and the provision of certain services to Individual Class shareholders. These services include, but are not limited to, the payment of compensation, including incentive compensation, to securities dealers (which may include the Distributor itself) and other financial institutions and organizations (collectively, "Service Organizations") to obtain various distribution-related and/or administrative services for the Funds. These services also include, among other things, processing new shareholder account applications, preparing and electronically transmitting to the Funds' Transfer Agent computer processed tapes of all transactions by customers and serving as the primary source of information to customers in answering questions concerning the Funds and their transactions with the Funds. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Funds. In addition, the Plan authorizes Individual Class shares of each Fund to bear the cost of preparing, printing and distributing Fund prospectuses and Statements of Additional Information to prospective Individual Class investors and of implementing and operating the Plan.

Under the Plan, payments are made to the Distributor at an annual rate of 0.25% of the average net assets of Individual Class shares of each Fund. Subject to these limits, the Distributor may reallow amounts up to 0.25% of Individual Class net assets to Service Organizations (which may include the Distributor itself), such reallowances to be at an annual rate of 0.25% based on the average net asset value of Individual Class shares of that Fund held by shareholders for whom the Service Organization provides services. Any remaining amounts not so allocated will be retained by the Distributor. The Distributor collects the fees under the Plan on a monthly basis.

Rule 12b-1 requires that the Plan and related agreements have been approved by a vote of the Company's Board and by a vote of the directors who are not "interested persons" of the Company as defined under the 1940 Act and have no direct or indirect interest in the operation of the Plan or any agreements related to the Plan (the "Plan Directors"). The Plan will continue in effect for successive one year periods provided that such continuance is specifically approved at least annually by a majority of the directors, including a majority of the Plan Directors. In determining whether to adopt or continue the Plan, the directors must request and evaluate information they believe is reasonably necessary to make an informed determination of whether the Plan and related agreements should be implemented, and must conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan and related agreements will benefit each Fund and the shareholders of each class. Any change in the Plan that would materially increase the distribution expenses to be paid by a class requires approval by shareholders of the affected class, but otherwise, the Plan may be amended by the directors, including a majority of the Plan Directors.

As required by Rule 12b-1, the directors will review quarterly reports prepared by the Distributor on the amounts expended and the purposes for the expenditures. The Plan and related agreements may be terminated with respect to one or more Funds or classes at any time by a vote of the Plan Directors or by vote of a majority of the outstanding voting securities of each such Fund or class. As required by Rule 12b-1, selection and nomination of disinterested directors for the Company is committed to the discretion of the directors who are not "interested persons" as defined under the 1940 Act.

The amounts paid to the Distributor and reallowed by the Distributor to other Service Organizations for the period from inception, October 1, 2004 through the period ending April 30, 2005, were as follows:
	Total 12b-1 Fees Paid	Amount Retained by Distributor	Amount Paid to Order Service Organizations

Steward Domestic All-Cap Equity Fund	$ 5,624	$ 5,382	$ 242
Steward Select Bond Fund	$ 4,730	$ 4,658	$ 72

The Distributor incurred expenses in excess of the amounts stated above. Amounts retained by the Distributor were used to reimburse the following expenses incurred:

Salaries/Benefits/Taxes	$ 30,303
Rent	$ 4,052
Telephone	$ 1,187
Systems Equipment	$ 3,810
Postage and Delivery	$ 322

PORTFOLIO TRANSACTIONS AND BROKERAGE

Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund

CAMCO is responsible for the placement of portfolio business and the negotiation of the commissions paid on the Funds' securities transactions. It is the policy of CAMCO to seek the best security price or "best execution" available with respect to each transaction. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. CAMCO seeks the best security price at the most favorable commission rate. In selecting dealers and in negotiating commissions, CAMCO considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms that also provide research services to the Funds or CAMCO. In addition, CAMCO may cause a Fund to pay a broker that provides brokerage and research services a commission in excess of the amount another broker might have charged for effecting a securities transaction. Such higher commission may be paid if CAMCO determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or CAMCO's overall responsibilities to the particular Fund and to CAMCO's other clients. Such research services must provide lawful and appropriate assistance to CAMCO in the performance of its investment decision-making responsibilities and may include advice, both directly and in writing, as to the value of the securities, the advisability of investing in, purchasing or selling securities, and the availability of securities, or purchasers or sellers of securities, as well as furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

CAMCO places portfolio transactions for other advisory accounts including other investment companies. Research services furnished by firms through which a Fund effects securities transactions may be used by CAMCO in servicing all of its accounts. Therefore, not all of such services may be used by CAMCO in connection with that Fund. CAMCO has arrangements to receive research only with respect to accounts for which it exercises brokerage discretion, including Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund. Many of CAMCO's clients have not granted CAMCO brokerage discretion and, therefore, any research services received as a result of paying commissions in excess of the amount another broker might have charged are subsidized by accounts that have granted CAMCO such discretion, including Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund. Other research received, although not by a specific arrangement, may also be used by CAMCO in providing service to other accounts, including one or more Funds. In the opinion of CAMCO, the benefits from research services to each of the accounts (including the Funds) managed by CAMCO cannot be measured separately. CAMCO seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund. In making such allocations among a Fund and other advisory accounts, the main factors considered by CAMCO are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

The Funds paid the following commissions from inception on October 1, 2004 to April 30, 2005:
Fund Name	Period Ended April 30, 2005
Steward Select Bond Fund	(1)
Steward Domestic All-Cap Equity Fund	$139,752 (2)

(1)	Steward Select Bond Fund did not pay commissions but instead paid bid/offer spreads pursuant to negotiated prices.

(2)	Of this amount, approximately 95% was paid to brokers who furnished research services.

No commissions were paid to affiliated brokers.

Portfolio Turnover

A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year by the monthly average value of the portfolio securities owned by the Fund during the past 13 months. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts, and repurchase agreements, are excluded. Significant variations in the portfolio turnover rate for a Fund are generally primarily attributable to market volatility and duration of portfolio investments.

A high portfolio turnover rate generally will result in higher brokerage transaction costs and may result in higher levels of realized capital gains or losses with respect to a Fund's portfolio securities. (See "Taxes," below.)

A Fund's portfolio securities may be turned over whenever necessary or appropriate in the opinion of the Fund's management to seek the achievement of the basic objective of the Fund. The Funds do not intend to invest to obtain control of portfolio companies.

Personal Trading Policies

The Funds, CAMCO and the Distributor have adopted written Codes of Ethics under Rule 17j-1 under the 1940 Act. Consistent with requirements of that Rule, the Codes permit persons subject to the Codes to invest in securities, including securities that may be purchased by the Funds, provided that they obtain prior clearance before engaging in such transactions, subject to certain exceptions.

Proxy Voting Policies and Procedures

The Company's Board has approved the proxy voting policies and procedures of CAMCO as the policies and procedures to be used in voting proxies on securities held by Steward Select Bond Fund and Steward Domestic All-Cap Equity Fund. Copies of the proxy voting policies and procedures are attached as Exhibit A to this Statement of Additional Information. Shareholders may obtain information on how proxies were voted during the most recent 12-month period ended June 30 for Funds in which they hold shares, by calling (toll-free) 1-800-262-6631, and by accessing the SEC's website at http://www.sec.gov.

DETERMINATION OF NET ASSET VALUE

The purchase and redemption price for shares of each class of a Fund is the per share net asset value ("NAV") for that class that is next determined after your purchase or sale order is received by the Fund, transfer agent or authorized dealer. NAV is generally calculated as of the close of regular trading on the New York Stock Exchange ("Exchange"), normally 4:00 p.m. Eastern Time, on each day the Exchange is open for trading, provided that certain derivatives are priced as of 4:15 p.m. Eastern Time. The Funds do not price their shares on days the Exchange is closed for trading -- normally, weekends, national holidays and Good Friday. In addition to days the Exchange is closed for trading, Steward Select Bond Fund does not price its shares on days the bond markets are closed for trading. Such additional days are normally Columbus Day and Veteran's Day. NAV of a class reflects the aggregate assets less the liabilities attributable to that class. The price of equity securities is determined by (i) valuing securities listed on an exchange at the last reported sale price, or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing securities traded on the NASDAQ market, at the Nasdaq Official Closing Price, if available, otherwise at the last reported sale price, or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing other equity securities at the mean between the last reported bid and asked prices and (iv) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Board.

Debt securities (other than short-term obligations) including listed issues, are valued at the bid price on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term debt securities (those with remaining maturities of 60 days or less) are valued at amortized cost. Each of these methods has been determined in good faith by the Board to represent fair value for the affected securities.

In the event a price for a particular security is not available, or the available price is believed by CAMCO to be inaccurate, the security will be priced at its fair value in accordance with procedures approved by the Board which in certain cases require involvement of a Valuation Committee of the Board. It cannot be assured that any such fair value determination represents the price at which the particular securities could be sold during the period in which such fair value prices are used to determine the value of the Fund's assets. Thus, during periods when one or more of a Fund's securities are valued at fair value, there is the risk that sales and redemptions of Fund shares at prices based on these values may dilute or increase the economic interests of remaining shareholders.

The Funds generally invest in U.S. securities. However, a Fund may occasionally invest in a non-U.S. security that trades in a foreign market where closing prices are established prior to the time closing prices are established for U.S.-traded securities. If an event were to occur after the value of a Fund's portfolio security was so established but before the Fund's net asset value per share is determined that is likely to change materially the value of said portfolio security and therefore change the Fund's net asset value, the Fund's investment would be valued in accordance with fair value procedures established by the Board. Additionally, because non-U.S. markets may be open on days and at times when U.S. markets are closed, the value of shares of a Fund that invests in such securities can change on days when shareholders are not able to buy or sell Fund shares.

HOW TO BUY AND REDEEM SHARES

Shares of the Funds are sold in a continuous offering without a sales charge and may be purchased on any business day through authorized dealers, including the Distributor. Certain broker-dealers assist their clients in the purchase of shares from the Distributor and may charge a fee for this service in addition to the applicable NAV price for the shares. After each investment, the shareholder and the authorized investment dealer receive confirmation statements of the number of shares purchased and owned.

Minimum Investment

Individual Class shares - The minimum initial investment is $200 per Fund, except for continuous investment plans which have no minimum. There is no minimum for subsequent purchases, except that the minimum for each subsequent telephone purchase per Fund is $1,000.

Institutional Class shares - The minimum initial aggregate investment in the Funds is $100,000 with no minimum per Fund, except that for Charitable Trusts or Grantor Trusts for which a charitable organization serves as trustee, the minimum initial per Fund investment is $25,000. The minimum subsequent per Fund investment is $1,000, except that the minimum investment per Fund for a subsequent telephone purchase is $50,000.

No stock certificates representing shares purchased will be issued. The Company's management reserves the right to reject any purchase order if, in its opinion, it is in the Company's best interest to do so.

At various times, the Distributor may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts or recognition programs conforming to criteria established by the Distributor, or to participate in sales programs sponsored by the Distributor. In addition, CAMCO and/or the Distributor in their discretion may from time to time, pursuant to objective criteria established by CAMCO and/or the Distributor, sponsor programs designed to reward selected dealers for certain services or activities, which are primarily intended to result in the sale of shares of the Funds. Such payments are made out of their own assets and not out of the assets of the Funds. These programs will not change the price paid by a shareholder for shares of the Funds or the amount that the Funds will receive from such sale.

Generally, shareholders may require the Funds to redeem their shares by sending a written request, signed by the record owner(s), to Steward Funds, Inc. c/o BISYS Fund Services, P.O. Box 183004, Columbus, OH 43218-3004. In addition, certain expedited redemption methods are available.

DIVIDENDS AND DISTRIBUTIONS

Each Fund's policy is to distribute each year to shareholders substantially all of its investment company taxable income (which includes, among other items, dividends, interest and the excess of net short-term capital gains over net long-term capital losses). Each Fund intends similarly to distribute to shareholders at least annually any net realized capital gains (the excess of net long-term capital gains over net short-term capital losses). Each Fund intends to declare and pay such amounts as dividends quarterly. All dividends and capital gain distributions are reinvested in shares of the applicable Fund at net asset value without sales commission, except that any shareholder may otherwise instruct the Transfer Agent in writing and receive cash. Shareholders are informed as to the sources of distributions at the time of payment. Any dividend or distribution paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his or her shares by the amount of the dividend or distribution. All or a portion of any such dividend or distribution, although in effect a return of capital, may be taxable, as set forth below.

TAXES

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

As a regulated investment company, a Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute substantially all of such income. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

The Company is organized as a Maryland corporation and, under current law, is not liable for any income or franchise tax in the State of Maryland, provided that the Funds qualify as regulated investment companies for purposes of Maryland law.

Options, Futures and Forward Contracts

Regulated futures contracts and certain options (namely, non-equity options and dealer equity options) in which a Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized. Transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to a Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to distributions if a Fund did not engage in such transactions.

Wash Sales

The Code also contains a so-called "wash sale" rule pursuant to which losses incurred by a Fund from the sale or other disposition of securities, or contracts or options to sell or acquire securities, will not be deductible (but instead, must be added to the Fund's basis in the newly acquired securities) if, within 30 days either before or after the date of such sale or exchange, the Fund acquires or enters into a contract or option to acquire substantially identical securities, or substantially identical contracts or options, respectively. The application of the wash sale rules to a Fund could cause deferral of losses on sales that could increase the Fund's taxable distributions of net capital gains.

Distributions

Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

Properly designated distributions of net capital gains, if any, will generally be taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held a Fund's shares, and are not eligible for the dividends received deduction.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the NAV of the shares received.

If the NAV of a Fund's shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

If a Fund retains its net capital gains, although there are no plans to do so, the Fund may elect to treat such amounts as having been distributed to shareholders. As a result, the shareholders would be subject to tax on undistributed capital gain, would be able to claim their proportionate share of the federal income taxes paid by the Fund on such gain as a credit against their own federal income tax liabilities, and would be entitled to an increase in the basis of their Fund shares.

Disposition of Shares

Upon a redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and the rate of tax will depend upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

Backup Withholding

Each Fund generally will be required to withhold federal income tax at a rate of 28% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder that he or she has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Other Taxation

Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 28% (or a lower treaty rate, if applicable). Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

OTHER INFORMATION

Custody of Assets. All securities owned by the Funds and all cash, including proceeds from the sale of shares of the Funds and of securities in the Funds' investment portfolios, are held by State Street Bank & Trust Company, as custodian.

Shareholder Reports. Semi-annual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.

Independent Registered Public Accounting Firm. Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, 1500 JFK Boulevard, Suite 820, Philadelphia, Pennsylvania 19102-1732, the independent registered public accounting firm for the Company, performs annual audits of the Funds' financial statements.

Legal Counsel. Dechert LLP, 1775 I Street, N.W., Washington, DC 20006, is legal counsel for the Funds.

Capstone Asset Management Co.

Proxy Voting Policies and Procedures

Adopted: March 1, l994

Revised: May 1, 1999

Further Revised: June 30, 2003

I. Statement of Policy

It is the policy of Capstone Asset Management Company ("CAMCO") to vote proxies on securities held by its clients for which CAMCO exercises voting authority, including CAMCO's registered investment company clients, ("Clients") in the best interests of those Clients and without regard to the interests of the Adviser or any other client of the Adviser, and of Fund shareholders, in accordance with CAMCO's fiduciary duties under applicable law and in compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). CAMCO has adopted these proxy voting policies and procedures ("Procedures") for the voting of proxies relating to securities held in client accounts as to which CAMCO has voting authority, directly or indirectly. Indirect voting authority exists where CAMCO's voting authority is implied by a general obligation of investment authority without reservation of proxy voting authority. The Boards of Directors/Trustees of investment companies ("Funds") for which CAMCO acts as investment adviser, and for which CAMCO has discretionary authority to vote proxies, have directed CAMCO to follow these Procedures in voting proxies for the Funds.

II. Limitations on Policy

a. Client Instructions or Restrictions - CAMCO's exercise of voting rights for Client securities is subject to any applicable instructions or restrictions that may be imposed by a particular Client, from time to time. In such a case, CAMCO may vote proxies for a particular Client differently from those voted for a Client that does not provide instructions or restrictions.

b. Securities No Longer Held - CAMCO generally will not vote proxies with respect to securities of a Client that are no longer held by a Client, having been sold on or after the record date.

c. Securities on Loan - CAMCO may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its client's overall best interests not to vote. Such determination may apply in respect of all client holdings of the securities or only certain specified clients, as the Adviser deems appropriate under the circumstances. As examples, CAMCO may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to clients of voting the securities.

III. Conflicts of Interest

If CAMCO determines that voting proxies with respect to a particular security would involve a material conflict between the interests of CAMCO and its affiliates, on the one hand, and those of one or more Clients, on the other, CAMCO will choose one of the following options:

o Cause the proxies to be "echo voted" -- i.e., in the same proportion as the votes of non-Client holders of the particular security;

o Vote the proxies in accordance with the recommendations of an independent proxy voting service;

o Refer the voting decision to the Client;

o Obtain from the Client an acknowledgement and waiver of the conflict to permit CAMCO to vote the proxies in accordance with the policies described in Appendix A.

IV. Administration

a. Obtaining Proxy Statements. CAMCO will take reasonable steps to assure that proxy statements are received from Clients' custodian(s), or any other appropriate person, in a timely manner. A list of accounts for which CAMCO is required to vote proxies will be maintained. Periodically a comparison will be performed between proxies received and those proxies required to be voted by CAMCO. Any discrepancies will be resolved promptly.

b. Disclosure. CAMCO will comply with applicable requirements of the Securities and Exchange Commission regarding disclosures to Clients about these Procedures and about particular proxy votes. In particular, CAMCO will: provide Clients with a description of these Procedures; provide a copy of these Procedures to any Client upon request; and disclose to Clients how they may obtain information from CAMCO about particular proxy votes.

c. Records. CAMCO will make, maintain and preserve records related to these Procedures in accordance with applicable regulatory requirements.

d. Proxy Voting Responsibility. To provide centralized management of the proxy voting process, CAMCO shall establish a Proxy Voting Committee comprised of all members of the CAMCO Investment Committee and one or more representatives of the legal compliance area. (See Appendix B).

The Proxy Voting Committee shall:
    Supervise the proxy voting process, including the indemnification of material conflicts of interest involving the Adviser and the proxy voting process in respect of securities owned by or on behalf of such clients;
    Determine how to vote proxies relating to issues not covered by these guidelines; and
    Determine when the Adviser may deviate from these guidelines.

e. Compliance Responsibility. CAMCO shall designate, from time to time, one or more persons, to be identified in Appendix B, to monitor compliance with these Procedures and with applicable regulatory requirements.

f. Review of Procedures. CAMCO will review these Procedures from time to time to assure their continuing appropriateness.

APPENDIX A

PROXY VOTING POLICIES

I. The Board of Directors

A. Voting on Director Nominees in Uncontested Elections

We will generally vote for nominees. If we vote against management, the reasons for this decision will be kept in CAMCO's records.

B. Chairman and CEO are the Same Person

We vote, on a case-by case basis, on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

C. Majority of Independent Directors

Shareholder proposals that request that the board be comprised of a majority of independent directors are evaluated on a case by-case basis.

Shareholder proposals that request that the board audit compensation and/or nominating committees include independent directors exclusively are reviewed on a case-by-case basis.

D. Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E. Term of Office

We vote against shareholder proposals to limit the tenure of outside directors.

F. Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

We vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violation of fiduciary obligations than mere carelessness.

We vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

G. Charitable Contributions

Votes for shareholder proposals to eliminate, direct or otherwise restrict charitable contributions are evaluated on a case-by case basis.

H. Management Prerogatives

We vote against shareholder proposals the effect of which we believe falls correctly under the perview of management.

II. Proxy Contests

A. Voting for Directors Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

  long-term financial performance of the target company relative to its industry management's track record
  background to the proxy contest
  qualifications of director nominees (both slates)
  evaluation of what each side is offering shareholders as well as the likelihood that the proposed objective and goals can be met stock ownership positions.

B. Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

III. Auditors

Ratifying Auditors

  We will generally vote for the selection of auditors. If we vote against the selection of auditors, the reasons for this decision will be kept in CAMCO's records.
  We vote for shareholder proposals that prohibit the audit firm from providing consulting services.
  We examine on a case-by-case basis, proposals to limit the term of successive engagements of any one audit firm.

IV. Proxy Contest Defenses

A. Board Structure: Staggered vs. Annual Elections

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and to elect all directors annually.

B. Shareholder Ability to Remove Directors

We vote against proposals that provide that directors may be removed only for cause.

We vote for proposals to restore shareholder ability to remove directors with or without cause.

We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We vote for proposals that permit shareholders to elect directors to fill board vacancies.

C. Cumulative Voting

We vote against proposals to eliminate cumulative voting.

We vote for proposals to permit cumulative voting.

D. Shareholder Ability to Call Special Meetings

We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E. Shareholder Ability to Act by Written Consent

We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

We vote for proposals to allow or make easier shareholder action by written consent.

F. Shareholder Ability to Alter the Size of the Board

We vote for proposals that seek to fix the size of the board.

We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V. Tender Offer Defenses

A. Poison Pills

We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

We review, on a case-by-case basis, shareholder proposals to redeem a company's poison pill.

We review, on a case-by-case basis, management proposals to ratify a poison pill.

B. Fair Price Provisions

We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more that a majority of disinterested shares.

We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. Unequal Voting Rights

We vote against dual class exchange offers.

We vote against dual class recapitalizations.

D. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote for shareholder proposals to lower supermajority shareholder voter requirements for charter and bylaw amendments.

E. Supermajority Shareholder Vote Requirement to Approve Mergers

We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

VI. Miscellaneous Governance Provisions

Confidential Voting

We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We vote for management proposals to adopt confidential voting.

VII. Capital Structure

A. Common Stock Authorization

We review, on a case-by-case basis, proposals to increase the number of shares of common stock authorized for issue.

B. Blank Check Preferred Authorization

We vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review, on a case-by-case basis, proposals that would authorize the creation of new classes or preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

We review, on a case-by-case basis, proposals to increase the number of authorized blank check preferred shares.

C. Shareholder Proposals Regarding Blank Check Preferred Stock

We vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

D. Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock

G. Preemptive Rights

We review, on a case-by-case basis, proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

H. Debt Restructurings

We review, on a case-by-case basis, proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

  Dilution -- How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earning be?

  Change in Control -- Will the transaction result in a change of control of the company?

  Bankruptcy -- Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approval proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I. Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VIII. Executive and Director Compensation

In general, we vote, on a case-by-case basis, on executive and director compensation plans, with the view that viable compensation programs reward the creation of shareholder wealth by having a high payout sensitivity to increases in shareholder value.

A. Shareholder Proposals to Limit Executive and Director Pay

We review, on a case-by-case basis, all shareholder proposals that seek additional disclosure of executive and director pay information.

We review, on a case-by-case basis, all other shareholder proposals that seek to limit executive and director pay.

B. Golden and Tin Parachutes

We review, on a case-by-case basis, all proposals to ratify or cancel golden or tin parachutes.

C. Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

D. 401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

IX. State of Incorporation

A. Voting on State Takeover Statutes

We review, on a case-by-case basis, proposals to opt in or out of share takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, shareholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B. Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation are examined on a case-by-case basis.

X. Mergers and Corporate Restructurings

A. Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

  anticipated financial and operating benefits;

  offer price (cost vs. premium).

B. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

C. Spin-offs

Votes on spin-offs are considered on a case-by-case basis, depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D. Asset Sales

Votes on asset sales are made, on a case-by-case basis, after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E. Liquidations

Votes on liquidations are made, on a case-by-case basis, after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executive managing the liquidation.

F. Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

G. Changing Corporate Name

We generally vote for changing the corporate name. If we vote against the proposed change, the reasons will be noted in CAMCO's records.

XI. Mutual Fund Proxies

A. Election of Directors/Trustees

We vote on director/trustee nominees on a case-by-case basis.

B. Investment Advisory Agreement

We vote on investment advisory agreements on a case-by-case basis.

C. Fundamental Investment Restrictions

We vote on amendments to a fund's fundamental investment restrictions on a case-by-case basis.

D. Distribution Agreements

We vote on distribution agreements on a case-by-case basis.

XII. Social and Environmental Issues

We vote on shareholder proposals on social and environmental issues on a case-by-case basis.

PROXY VOTING -- ADDENDUM

We generally vote routine proxies for management's proposals. If we vote against management, CAMCO will keep a record of the reasons for such votes.

Routine issues include:

  Re-election of board members

  Name changes

  Appointment of auditors or other professionals

Our guidelines on non-routine issues will be revised from time to time based on our research. We will vote on these matters generally in accordance with our guidelines, subject to our fiduciary duty and any legal requirements binding the applicable client's proxy votes. If we vote otherwise than in accordance with our guidelines, the reasons will be noted in CAMCO's records.

Non-routine issues include:

  Acquisitions

  Mergers

  Spin-offs

  Significant changes in the By-Laws, Articles of Incorporation, etc.

  Anti-takeover provisions, poison pills

  Rights offerings

  Measure in authorized shares of common or preferred stock

APPENDIX B

1. Proxy Voting Committee

Dan Watson

Edward Jaroski

Howard Potter

John Wolf

Paul Townsen

Gina Garcia

Richard Nunn

Kimberly Wallis

2. Individual Responsibility for Monitoring Compliance with these Procedures

Richard Nunn

STEWARD FUNDS, INC.

OTHER INFORMATION

(PART C TO REGISTRATION STATEMENT NO. 2-28174)

Item 23. Exhibits

Exhibits incorporated by reference to a prior filing are designated by an asterisk; all other exhibits are incorporated herein, unless otherwise indicated.
*(a)(1)	Articles of Incorporation dated May 11, 1992.
***(a)(2)	Articles of Amendment, June, 2004
****(a)(3)	Articles of Amendment, August, 2004
*(b)	By-Laws.
(c)	None.
****(d)(1)	Form of Investment Advisory Agreement between Capstone Asset Management Company and Registrant
**(e)(1)	General Distribution Agreement
***(e)(2)	Amendment to the General Distribution Agreement
***(e)(3)	Dealer and Selling Group Agreement
(f)	None.
******(g)(1)	Custodian Agreement
***(h)(1)	Administration Agreement
***(h)(2)	Form of Master Services Agreement
***(h)(3)	Amendment to Master Services Agreement
****(h)(4)	Form of Consulting Agreement
*****(i)	Opinion Letter from Dechert LLP
*******(j)(1)	Powers of Attorney of Messrs. Bernard J. Vaughan, James F. Leary, Leonard B. Melley and John R. Parker
(j)(2)	Auditors' consent
(k)	None
(l)	None
****(m)	Form of Service & Distribution Plan
***(n)	Rule 18f-3 Plan
***(p)(1)	Code of Ethics of the Fund, Capstone Asset Management Company and Capstone Asset Planning Company.

*	Filed with Post-Effective Amendment No. 50, dated March 31, 1998.
**	Filed with Post Effective Amendment No. 53, dated December 14, 1999.
***	Filed with Post-Effective Amendment No. 62, dated August 27, 2004.
****	Filed with Post-Effective Amendment No. 63, dated August 31, 2004.
*****	Filed with Post-Effective Amendment No. 64, dated September 30, 2004.
******	Filed with Post-Effective Amendment No. 65, dated October 1, 2004.
*******	Filed with Post-Effective Amendment No. 66, dated November 18, 2004.

Item 24. Persons Controlled by or under Common Control with Registrant

Registrant is not controlled by, and is not under common control with, any person.

Item 25. Indemnification

The Articles of Incorporation include the following:

"Article 7.4 Indemnification. The Corporation, including its successors and assigns, shall indemnify its directors and officers and make advance payment of related expenses to the fullest extent permitted, and in accordance with the procedures required, by the General Laws of the State of Maryland and the Investment Company Act of 1940. The By-Laws may provide that the Corporation shall indemnify its employees and/or agents in any manner and within such limits as permitted by applicable law. Such indemnification shall be in addition to any other right or claim to which any director, officer, employee or agent may otherwise be entitled. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or employee benefit plan, against any liability (including, with respect to employee benefit plans, excise taxes) asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the Corporation would have had the power to indemnify against such liability. The rights provided to any person by this Article 7.4 shall be enforceable against the Corporation by such person who shall be presumed to have relied upon such rights in serving or continuing to serve in the capacities indicated herein. No amendment of these Articles of Incorporation shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

To the extent that the Articles of Incorporation, By-Laws or any other instrument pursuant to which the Registrant is organized or administered indemnify any director or officer of the Registrant, or that any contract or agreement indemnifies any person who undertakes to act as investment advisor or principal underwriter to the Registrant, any such provisions protecting or purporting to protect such persons against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of his duties, or by reason of his reckless disregard of his duties pursuant to the conduct of his office or obligations pursuant to such contract or agreement, will be interpreted and enforced in a manner consistent with the provisions of Section 17(h) and (i) of the Investment Company Act of 1940, as interpreted from time to time by authorized regulatory, judicial or other authorities.

Item 26. Business and other Connections of Investment Advisers

CAMCO is also the investment adviser and/or administrator of one other investment company: Capstone Series Fund, Inc. CAMCO also manages private accounts. For further information see "Directors and Officers" in Part B hereof.

Item 27. Principal Underwriters
(a)	The principal underwriter of the Registrant, Capstone Asset Planning Company, also acts as principal underwriter for Capstone Series Fund, Inc.
(b)	Directors and Officers of the Registrant's Principal Underwriter:
Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with Registrant

Edward L. Jaroski	President and Director	President and Chairman of the Board
Leticia N. Jaroski	Vice President	None
Shelly Severson	Vice President	None
Richard Nunn	Senior Vice President, Secretary and Chief Compliance Officer	Senior Vice President, Secretary, Chief Compliance Officer and Principal Financial and Accounting Officer
Carla Homer	Treasurer	Treasurer

*	5847 San Felipe, Suite 4100, Houston, Texas 77057.

Item 28. Location of Accounts and Records

Capstone Asset Management Company, the investment adviser to certain Funds and administrator to the Registrant, 5847 San Felipe, Suite 4100, Houston, Texas 77057; State Street Bank, the custodian of the Registrant, P.O. Box 1713, Boston, Massachusetts 02105-1713; and BISYS Fund Services, the accounting agent, transfer agent and shareholder servicing agent of the Registrant, 3435 Stelzer Road, Columbus, Ohio 43219, maintain physical possession of each account, book or other document required to be maintained by Section 31(a) of Investment Company Act of 1940, as amended, and the rules promulgated thereunder.

Item 29. Management Services

Not applicable

Item 30. Undertakings

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Houston, and State of Texas on the 29th day of August, 2005.
STEWARD FUNDS, INC.
Registrant
By: /s/EDWARD L. JAROSKI
Edward L. Jaroski, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
Signatures	Title	Date

/s/ EDWARD L. JAROSKI Edward L. Jaroski	President, Chairman of the Board & Director (Principal Executive Officer)	August 29, 2005

/s/ Richard Nunn Richard Nunn	Senior Vice President, Secretary, Principal Financial & Accounting Officer and Chief Compliance Officer	August 29, 2005

/s/ CARLA HOMER Carla Homer	Treasurer	August 29, 2005

JAMES F. LEARY* James F. Leary	Director	August 29, 2005

JOHN R. PARKER* John R. Parker	Director	August 29, 2005

BERNARD J. VAUGHAN* Bernard J. Vaughan	Director	August 29, 2005

LEONARD B. MELLEY, JR.* Leonard B. Melley, Jr.	Director	August 29, 2005

JOHN M. BRIGGS John M. Briggs	Director	August 29, 2005

*By:	/s/EDWARD L. JAROSKI
Edward L. Jaroski, Attorney-In-Fact